                                                      Registration No. 333-59517

================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 8
                                   TO FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                          ----------------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-D
                              (EXACT NAME OF TRUST)


                          ----------------------------


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                                 DENNIS W. CLICK
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          ----------------------------


================================================================================

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus.

It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities being registered: Corporate Flexible Premium Variable Universal Life Insurance Policies.

Approximate date of proposed offering: Continuously on and after May 1, 2000.

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                   CAPTION IN PROSPECTUS

 1............................................Nationwide Life and Annuity
                                              Insurance Company
                                              The Variable Account
 2............................................Nationwide Life and Annuity
                                              Insurance Company
 3............................................Custodian of Assets
 4............................................Distribution of The Policies
 5............................................The Variable Account
 6............................................Not Applicable
 7............................................Not Applicable
 8............................................Not Applicable
 9............................................Legal Proceedings
10............................................Information About The Policies;
                                              How The Cash Value Varies;
                                              Right to Exchange for a Fixed
                                              Benefit Policy; Reinstatement;
                                              Other Policy Provisions
11............................................Investments of The Variable
                                              Account
12............................................The Variable Account
13............................................Policy Charges
                                              Reinstatement
14............................................Underwriting and Issuance -
                                              Premium Payments
                                              Minimum Requirements for
                                              Issuance of a Policy
15............................................Investments of the Variable
                                              Account; Premium Payments
16............................................Underwriting and Issuance -
                                              Allocation of Cash Value
17............................................Surrendering The Policy for Cash
18............................................Reinvestment
19............................................Not Applicable
20............................................Not Applicable
21............................................Policy Loans
22............................................Not Applicable
23............................................Not Applicable
24............................................Not Applicable
25............................................Nationwide Life and Annuity
                                              Insurance Company
26............................................Not Applicable
27............................................Nationwide Life and Annuity
                                              Insurance Company
28............................................Company Management

N-8B-2 ITEM                                   CAPTION IN PROSPECTUS

29............................................Company Management
30............................................Not Applicable
31............................................Not Applicable
32............................................Not Applicable
33............................................Not Applicable
34............................................Not Applicable
35............................................Nationwide Life and Annuity
                                              Insurance Company
36............................................Not Applicable
37............................................Not Applicable
38............................................Distribution of the Policies
39............................................Distribution of the Policies
40............................................Not Applicable
41(a).........................................Distribution of the Policies
42............................................Not Applicable
43............................................Not Applicable
44............................................How the Cash Value Varies
45............................................Not Applicable
46............................................How the Cash Value Varies
47............................................Not Applicable
48............................................Custodian of Assets
49............................................Not Applicable
50............................................Not Applicable
51............................................Summary of the Policies;
                                              Information About The Policies
52............................................Substitution of Securities
53............................................Taxation of the Company
54............................................Not Applicable
55............................................Not Applicable
56............................................Not Applicable
57............................................Not Applicable
58............................................Not Applicable
59............................................Financial Statements

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

      Corporate Flexible Premium Variable Universal Life Insurance Policies

       Issued by Nationwide Life and Annuity Insurance Company through its
                       Nationwide VL Separate Account-D.


                   The date of this prospectus is May 1, 2000.


--------------------------------------------------------------------------------

This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.

The following underlying mutual funds are available under the policies:

BT INSURANCE FUNDS TRUST
-        EAFE(R) Equity Index Fund
-        Equity 500 Index Fund
-        Small Cap Index Fund

DREYFUS
-        The Dreyfus Socially Responsible Growth Fund, Inc.
-        Dreyfus Stock Index Fund, Inc.


DREYFUS VARIABLE INVESTMENT FUND
-        Appreciation Portfolio (formerly, Capital Appreciation Portfolio)
-        Disciplined Stock Portfolio
-        International Value Portfolio
-        Limited Term High Income Portfolio*
-        Quality Bond Portfolio
-        Small Company Stock Portfolio


DREYFUS INVESTMENT PORTFOLIOS
-        Mid Cap Stock Portfolio

EVERGREEN VARIABLE TRUST
-        Evergreen VA Equity Index Fund
-        Evergreen VA Fund
-        Evergreen VA Foundation Fund
-        Evergreen VA Global Leaders Fund
-        Evergreen VA Growth and Income Fund
-        Evergreen VA International Growth Fund
-        Evergreen VA Masters Fund
-        Evergreen VA Omega Fund
-        Evergreen VA Small Cap Value Fund
-        Evergreen VA Special Equity Fund
-        Evergreen VA Strategic Income Fund


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-        VIP Equity-Income Portfolio: Service Class
-        VIP Growth Portfolio: Service Class
-        VIP High Income Portfolio: Service Class
-        VIP Overseas Portfolio: Service Class

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
-        VIP II Asset Manager Portfolio: Service Class
-        VIP II Asset Manager: Growth Portfolio: Service Class
-        VIP II Contrafund (R) Portfolio: Service Class
-        VIP II Index 500 Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
-        VIP III Balanced Portfolio: Service Class
-        VIP III Growth & Income Portfolio: Service Class
-        VIP III Growth Opportunities Portfolio: Service Class
-        VIP III Mid Cap Portfolio: Service Class


GOLDMAN SACHS VARIABLE INSURANCE TRUST
-        Goldman Sachs VIT Growth and Income Fund
-        Goldman Sachs VIT CORE U.S. Equity Fund
-        Goldman Sachs VIT CORE Large Cap Growth Fund
-        Goldman Sachs VIT CORE Small Cap Equity Fund
-        Goldman Sachs VIT Capital Growth Fund
- Goldman Sachs VIT Mid Cap Value Fund (formerly Goldman Sachs VIT Mid Cap Equity Fund)
-        Goldman Sachs VIT International Equity Fund
-        Goldman Sachs VIT Global Income Fund


INVESCO VARIABLE INVESTMENT FUNDS, INC.
-        INVESCO VIF Dynamics Fund
-        INVESCO VIF Equity Income Fund (formerly, INVESCO Industrial Equity
         Income Fund)
-        INVESCO VIF Blue Chip Growth Fund
-        INVESCO VIF Health Sciences Fund

-        INVESCO VIF High Yield Fund
-        INVESCO VIF Real Estate Opportunity Fund
-        INVESCO VIF Small Company Growth Fund
-        INVESCO VIF Technology Fund
-        INVESCO VIF Total Return Fund
-        INVESCO VIF Utilities Fund

NATIONWIDE SEPARATE ACCOUNT TRUST ("NSAT")
-        Capital Appreciation Fund
-        Government Bond Fund
-        Money Market Fund
-        Total Return Fund
-        Nationwide Balanced Fund (subadviser: J.P. Morgan Investment
         Management Inc.)
-        Nationwide Equity Income Fund (subadviser: Federated Investment
         Counseling)
- Nationwide Global 50 Fund (formerly, Nationwide Global Equity Fund) (subadviser: J.P. Morgan Investment Management Inc.)
-        Nationwide High Income Bond Fund* (subadviser: Federated Investment
         Counseling)
-        Nationwide Mid Cap Index Fund (subadviser: The Dreyfus Corporation)
- Nationwide Multi Sector Bond Fund* (subadviser: Miller, Anderson & Sherrerd, LLP)
- Nationwide Small Cap Growth Fund (formerly, Nationwide Select Advisers Small Cap Growth Fund) (subadvisers: Franklin Advisers, Inc., Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC)
-        Nationwide Small Cap Value Fund (subadviser: The Dreyfus Corporation)
-        Nationwide Small Company Fund
         (subadvisers: The Dreyfus Corporation, Neuberger Berman, L.P., Lazard Asset Management and Strong Capital Management, Inc.)
-        Nationwide Strategic Growth Fund (subadviser: Strong Capital
         Management Inc.)
- Nationwide Strategic Value Fund (subadviser: Strong Capital Management Inc./Schafer Capital Management Inc.)


ONE GROUP(R) INVESTMENT TRUST
-        One Group Investment Trust Balanced Portfolio (formerly Asset
         Allocation Fund)
-        One Group Investment Trust Bond Portfolio
-        One Group Investment Trust Diversified Equity Portfolio
-        One Group Investment Trust Diversified Mid Cap Portfolio
-        One Group Investment Trust Equity Index Portfolio
-        One Group Investment Trust Government Bond Portfolio
- One Group Investment Trust Large Cap Growth Portfolio (formerly Large Company Growth Fund)
- One Group Investment Trust Mid Cap Growth Portfolio (formerly Growth Opportunities Fund)
-        One Group Investment Trust Mid Cap Value Portfolio


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (FORMERLY, MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.)
-        Emerging Markets Debt Portfolio
-        Equity Growth Portfolio
-        Fixed Income Portfolio
-        Global Equity Portfolio
-        High Yield Portfolio*
-        International Magnum Portfolio
-        Mid Cap Growth Portfolio
-        Mid Cap Value Portfolio
-        Value Portfolio
-        U.S. Real Estate Portfolio


SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
-        Capital Fund
-        High Yield Bond Fund*
-        Investors Fund
-        Strategic Bond Fund
-        Total Return Fund

*These underlying mutual funds invest in lower quality debt securities commonly referred to as junk bonds.

In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

For general information or to obtain FREE copies of the:


- prospectus, annual report or semi-annual report for any underlying mutual fund; and
-        any required Nationwide forms,

call:


                  1-800-547-7548
     TDD          1-800-238-3035

or write:

     NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference to this prospectus can be found on the SEC website at:

                                   www.sec.gov

This policy is NOT:
-        a bank deposit;
-        endorsed by a bank or government agency;
-        federally insured; or
-        available in every state.

The life insurance policies offered by this prospectus are corporate flexible premium variable universal life insurance policies. They are designed for use by corporations and employers to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VL Separate Account-D (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under guaranteed mortality and current expense charges, and an interest rate of 4%. It is calculated pursuant to the Internal Revenue Code.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

NATIONWIDE- Nationwide Life and Annuity Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value. On a monthly anniversary day, the net amount at risk is the death benefit minus the cash value prior to subtraction of the base policy cost of insurance charge.

NET PREMIUMS- The actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

VALUATION PERIOD- Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VL Separate Account-D, a separate account of Nationwide Life and Annuity Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS..........................

SUMMARY OF POLICY EXPENSES.........................

UNDERLYING MUTUAL FUND ANNUAL      EXPENSES........

SYNOPSIS OF THE POLICIES...........................

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY......


NATIONWIDE INVESTMENT SERVICES
     CORPORATION...................................


INVESTING IN THE POLICY............................
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES.....................
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES.....................................
     Sales Load
     Premium Expense Charge
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH...................
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE............................

POLICY PROVISIONS..................................
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY............................
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE....................................

POLICY LOANS.......................................
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT.........................................

POLICY OWNER SERVICES..............................
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION..........................
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age
     Suicide
     Maturity Proceeds

RIGHT OF CONVERSION................................

GRACE PERIOD.......................................
     Reinstatement

TAX MATTERS........................................
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS...............................

STATE REGULATION...................................

REPORTS TO POLICY OWNERS...........................

ADVERTISING........................................

LEGAL PROCEEDINGS..................................

EXPERTS............................................

REGISTRATION STATEMENT.............................

DISTRIBUTION OF THE POLICIES.......................

ADDITIONAL INFORMATION ABOUT
     NATIONWIDE....................................

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES,
     CASH SURRENDER VALUES, AND
     DEATH BENEFITS................................

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, providing life insurance protection and assuming the mortality and expense risks.


Nationwide deducts a sales load and a charge for premium expense charge from premium payments. The sales load is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2% thereafter. Currently, the sales load is 3% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The premium expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Premium Expense Charge").

The mortality and expense risk charge is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the variable account. Currently, this annual effective rate will be 0.60% in policy years 1-4, 0.40% in policy years 5-20, and 0.25% thereafter.








Nationwide deducts the following charges from the cash value of the policy:

-        monthly cost of insurance;
- monthly cost of any additional benefits provided by riders to the policy; and
-        administrative expense charge.1

1 Currently, the administrative expense charge is $5 per month. It is guaranteed not to exceed $10 per month.

Nationwide does not deduct a surrender charge from the policy.

For more information about any policy charge, see "Policy Charges" in this prospectus.



                                               UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                                                    (AFTER EXPENSE REIMBURSEMENT)


                                                                          ----------------------------------------------------
                                                                           Management      Other       12b-1    Total Mutual
                                                                              Fees        Expenses     Fees    Fund Expenses
      ------------------------------------------------------------------------------------------------------------------------
      BT Insurance Funds Trust - EAFE(R) Equity Index Fund                    0.26%        0.39%       0.00%       0.65%
      ------------------------------------------------------------------------------------------------------------------------
      BT Insurance Funds Trust - Equity 500 Index Fund                        0.14%        0.16%       0.00%       0.30%
      ------------------------------------------------------------------------------------------------------------------------
      BT Insurance Funds Trust - Small Cap Index Fund                         0.13%        0.32%       0.00%       0.45%
      ------------------------------------------------------------------------------------------------------------------------
      The Dreyfus Socially Responsible Growth Fund, Inc.                      0.75%        0.04%       0.00%       0.79%
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Stock Index Fund, Inc.                                          0.25%        0.01%       0.00%       0.26%
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Variable Investment Fund -Appreciation Portfolio                0.43%        0.35%       0.00%       0.78%
      (formerly, Dreyfus Variable Investment Fund - Capital Appreciation
      Portfolio)
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Variable Investment Fund - Disciplined Stock Portfolio          0.75%        0.06%       0.00%       0.81%
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Variable Investment Fund - International Value Portfolio        1.00%        0.35%       0.00%       1.35%
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Variable Investment Fund - Limited Term High Income             0.65%        0.19%       0.00%       0.84%
      Portfolio
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Variable Investment Fund - Quality Bond Portfolio               0.65%        0.09%       0.00%       0.74%
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Variable Investment Fund - Small Company Stock Portfolio        0.75%        0.22%       0.00%       0.97%
      ------------------------------------------------------------------------------------------------------------------------
      Dreyfus Investment Portfolios - Mid Cap Stock Portfolio                 0.75%        0.22%       0.00%       0.97%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Equity Index Fund                0.00%        0.31%       0.00%       0.31%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Foundation Fund                  0.84%        0.11%       0.00%       0.95%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Fund                             0.89%        0.13%       0.00%       1.02%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Global Leaders Fund              0.77%        0.24%       0.00%       1.01%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Growth and Income Fund           0.89%        0.12%       0.00%       1.01%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA International Growth Fund        0.00%        1.03%       0.00%       1.03%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Masters Fund                     0.45%        0.55%       0.00%       1.00%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Omega Fund                       0.60%        0.36%       0.00%       0.96%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Small Cap Value Fund             0.59%        0.42%       0.00%       1.01%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Special Equity Fund              0.00%        1.03%       0.00%       1.03%
      ------------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Strategic Income Fund            0.61%        0.23%       0.00%       0.84%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP Equity-Income Portfolio: Service Class                     0.48%        0.08%       0.10%       0.66%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP Growth Portfolio: Service Class                            0.58%        0.07%       0.10%       0.75%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP High Income Portfolio: Service Class                       0.58%        0.11%       0.10%       0.79%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP Overseas Portfolio: Service Class                          0.73%        0.15%       0.10%       0.98%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP  II Asset Manager Portfolio: Service Class                 0.53%        0.10%       0.10%       0.73%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP  II Asset Manager: Growth Portfolio: Service Class         0.58%        0.13%       0.10%       0.81%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP  II Contrafund (R) Portfolio: Service Class                0.58%        0.07%       0.10%       0.75%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP II Index 500 Portfolio                                     0.24%        0.04%       0.00%       0.28%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP III Balanced Portfolio: Service Class                      0.43%        0.13%       0.10%       0.66%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP III Growth & Income Portfolio: Service Class               0.48%        0.11%       0.10%       0.69%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP III Growth Opportunities Portfolio: Service Class          0.58%        0.10%       0.10%       0.78%
      ------------------------------------------------------------------------------------------------------------------------
      Fidelity VIP III Mid Cap Portfolio: Service Class                       0.57%        0.40%       0.10%       1.07%
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT Growth        0.75%        0.25%       0.00%       1.00%
      and Income Fund
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT CORE          0.70%        0.20%       0.00%       0.90%
      U.S. Equity Fund
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT CORE          0.70%        0.20%       0.00%       0.90%
      Large Cap Growth Fund
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT CORE          0.75%        0.25%       0.00%       1.00%
      Small Cap Equity Fund
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT Capital       0.75%        0.25%       0.00%       1.00%
      Growth Fund
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT Mid Cap       0.80%        0.25%       0.00%       1.05%
      Value Fund
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT               1.00%        0.35%       0.00%       1.35%
      International Equity Fund
      ------------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs VIT Global        0.90%        0.25%       0.00%       1.15%
      Income Fund
      ------------------------------------------------------------------------------------------------------------------------




                                                                          ----------------------------------------------------
                                                                           Management      Other       12b-1    Total Mutual
                                                                              Fees        Expenses     Fees    Fund Expenses
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Dynamics Fund      0.75%        0.54%       0.00%       1.29%
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Blue Chip          0.85%        1.19%       0.00%       2.04%
      Growth Fund
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Health             0.75%        0.74%       0.00%       1.49%
      Sciences Fund
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF High Yield         0.60%        0.48%       0.00%       1.08%
      Fund
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Equity Income      0.75%        0.44%       0.00%       1.19%
      Fund (formerly, INVESCO VIF Industrial Equity Income Fund)
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Real Estate        0.90%        1.07%       0.00%       1.97%
      Opportunity Fund
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Small Company      0.75%        1.01%       0.00%       1.76%
      Growth Fund
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Technology         0.75%        0.57%       0.00%       1.32%
      Fund
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Total Return       0.75%        0.55%       0.00%       1.30%
      Fund
      ------------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF Utilities Fund     0.60%        0.76%       0.00%       1.36%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Capital Appreciation Fund                                          0.60%        0.14%       0.00%       0.74%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Government Bond Fund                                               0.50%        0.15%       0.00%       0.65%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Money Market Fund                                                  0.39%        0.15%       0.00%       0.54%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Total Return Fund                                                  0.58%        0.14%       0.00%       0.72%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Balanced Fund                                           0.75%        0.15%       0.00%       0.90%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Equity Income Fund                                      0.80%        0.15%       0.00%       0.95%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Global 50 Fund (formerly, NSAT Nationwide Global        1.00%        0.20%       0.00%       1.20%
      Equity Fund)
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide High Income Bond Fund                                   0.80%        0.15%       0.00%       0.95%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Mid Cap Index Fund                                      0.88%        0.15%       0.00%       1.03%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Multi-Sector Bond Fund                                  0.75%        0.15%       0.00%       0.90%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Small Cap Growth Fund (formerly, NSAT Nationwide        1.10%        0.20%       0.00%       1.30%
      Select Advisers Small Cap Growth Fund)
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Small Cap Value Fund                                    0.90%        0.15%       0.00%       1.05%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Small Company Fund                                      0.98%        0.17%       0.00%       1.15%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Strategic Growth Fund                                   0.90%        0.10%       0.00%       1.00%
      ------------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Strategic Value Fund                                    0.90%        0.10%       0.00%       1.00%
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Balanced Portfolio (formerly Asset           0.70%        0.25%       0.00%        0.95%
      Allocation Fund)
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Bond Portfolio                               0.45%        0.30%       0.00%        0.75%
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Diversified Equity Portfolio                 0.68%        0.27%       0.00%        0.95%
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Diversified Mid Cap Portfolio                0.63%        0.32%       0.00%        0.95%
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Equity Index Portfolio                       0.27%        0.28%       0.00%        0.55%
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Government Bond Portfolio                    0.45%        0.28%       0.00%        0.73%
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Large Cap Growth Portfolio (formerly         0.65%        0.23%       0.00%        0.88%
      Large Company Growth Fund)
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Mid Cap Growth Portfolio (formerly           0.65%        0.27%       0.00%        0.92%
      Growth Opportunities Fund)
      ------------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Mid Cap Value Portfolio                      0.63%        0.32%       0.00%        0.95%
      ------------------------------------------------------------------------------------------------------------------------



                                                                          ----------------------------------------------------
                                                                           Management      Other       12b-1    Total Mutual
                                                                              Fees        Expenses     Fees    Fund Expenses
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - Emerging Markets Debt         0.45%        0.98%       0.00%       1.43%
      Portfolio
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - Equity Growth Portfolio       0.29%        0.56%       0.00%       0.85%
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - Fixed Income Portfolio        0.14%        0.56%       0.00%       0.70%
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc.- Global Equity Portfolio        0.47%        0.68%       0.00%       1.15%
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - High Yield Portfolio          0.19%        0.61%       0.00%       0.80%
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - International Magnum          0.29%        0.87%       0.00%       1.16%
      Portfolio
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio      0.00%        1.05%       0.00%       1.05%
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - Mid Cap Value Portfolio       0.43%        0.62%       0.00%       1.05%
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - U.S. Real Estate
      Portfolio                                                               0.00%        1.10%       0.00%       1.10%
      ------------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc. - Value Portfolio               0.18%        0.67%       0.00%       0.85%
      ------------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Capital Fund               0.85%        0.15%       0.00%       1.00%
      ------------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- High Yield Bond Fund       0.75%        0.25%       0.00%       1.00%
      ------------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Investors Fund             0.70%        0.28%       0.00%       0.98%
      ------------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Strategic Bond Fund        0.75%        0.25%       0.00%       1.00%
      ------------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Total Return Fund          0.80%        0.20%       0.00%       1.00%
      ------------------------------------------------------------------------------------------------------------------------



The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.


Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.



                                                               ------------------------------------------------------------
                                                                 Management        Other         12b-1      Total Mutual
                                                                    Fees         Expenses         Fees      Fund Expenses
      ---------------------------------------------------------------------------------------------------------------------
      BT Insurance Funds Trust - EAFE(R) Equity Index Fund         0.45%          0.69%          0.00%          1.14%
      ---------------------------------------------------------------------------------------------------------------------
      BT Insurance Funds Trust - Equity 500 Index Fund             0.20%          0.23%          0.00%          0.43%
      ---------------------------------------------------------------------------------------------------------------------
      BT Insurance Funds Trust - Small Cap Index Fund              0.35%          0.83%          0.00%          1.18%
      ---------------------------------------------------------------------------------------------------------------------
      Dreyfus Investment Portfolios - Mid Cap Stock Portfolio      0.75%          0.71%          0.00%          1.46%
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Equity Index Fund     0.40%          0.42%          0.00%          0.82%
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Foundation Fund       0.84%          0.11%          0.00%          0.95%
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Fund                  0.95%          0.13%          0.00%          1.08%
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Global Leaders        0.95%          0.24%          0.00%          1.19%
      Fund
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Growth and            0.95%          0.12%          0.00%          1.07%
      Income Fund
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA International         0.75%          1.69%          0.00%          2.44%
      Growth Fund
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Masters Fund          0.95%          0.55%          0.00%          1.50%
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Omega Fund            0.60%          0.36%          0.00%          0.96%
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Small Cap Value       0.95%          0.42%          0.00%          1.37%
      Fund
      ---------------------------------------------------------------------------------------------------------------------
      Evergreen Variable Trust- Evergreen VA Special Equity        1.36%          2.32%          0.00%          3.68%
      Fund
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP Equity-Income Portfolio: Service Class          0.48%          0.09%          0.10%          0.67%
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP Growth Portfolio: Service Class                 0.58%          0.09%          0.10%          0.77%
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP Overseas Portfolio: Service Class               0.73%          0.18%          0.10%          1.01%
      ---------------------------------------------------------------------------------------------------------------------




                                                               ------------------------------------------------------------
                                                                 Management        Other         12b-1      Total Mutual
                                                                    Fees         Expenses         Fees      Fund Expenses
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP II Asset Manager Portfolio: Service Class       0.53%          0.11%          0.10%          0.74%
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP II Asset Manager: Growth Portfolio:             0.58%          0.14%          0.10%          0.82%
      Service Class
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP II Index 500 Portfolio                          0.24%          0.10%          0.00%          0.34%
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP II Contrafund (R) Portfolio: Service Class      0.58%          0.10%          0.10%          0.78%
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP III Balanced Portfolio: Service Class           0.43%          0.14%          0.10%          0.67%
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP III Growth & Income Portfolio: Service          0.48%          0.12%          0.10%          0.70%
      Class
      ---------------------------------------------------------------------------------------------------------------------
      Fidelity VIP III Growth Opportunities Portfolio:             0.58%          0.11%          0.10%          0.79%
      Service Class
      --------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs        0.75%          0.47%          0.00%          1.22%
      VIT Growth and Income Fund
      --------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs        0.70%          0.42%          0.00%          1.12%
      VIT CORE Large Cap Growth Fund
      --------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs        0.75%          0.75%          0.00%          1.50%
      VIT CORE Small Cap Equity Fund
      --------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs        0.75%          0.94%          0.00%          1.69%
      VIT Capital Growth Fund
      --------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs        0.80%          0.42%          0.00%          1.22%
      VIT Mid Cap Value Fund
      --------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs        1.00%          0.77%          0.00%          1.77%
      VIT International Equity Fund
      ---------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Variable Insurance Trust- Goldman Sachs        0.90%          1.78%          0.00%          2.68%
      VIT Global Income Fund
      ---------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF         0.75%          1.53%          0.00%          2.28%
      Dynamics Fund
      ---------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF         0.85%          8.31%          0.00%          9.16%
      Blue Chip Growth Fund
      ---------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF         0.75%          2.11%          0.00%          2.86%
      Health Sciences Fund
      ---------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF         0.90%          8.87%          0.00%          9.77%
      Real Estate Opportunity
      ---------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF         0.75%          3.35%          0.00%          4.10%
      Small Company Growth Fund
      ---------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF         0.75%          0.78%          0.00%          1.53%
      Technology Fund
      ---------------------------------------------------------------------------------------------------------------------
      INVESCO Variable Investment Funds, Inc.- INVESCO VIF         0.60%          1.08%          0.00%          1.68%
      Utilities Fund
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Balanced Fund                                0.75%          0.25%          0.00%          1.00%
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Equity Income Fund                           0.80%          0.29%          0.00%          1.09%
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Global 50 Fund (formerly, NSAT               1.00%          0.54%          0.00%          1.54%
      Nationwide Global Equity Fund)
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide High Income Bond Fund                        0.80%          0.50%          0.00%          1.30%
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Mid Cap Index Fund                           0.88%          0.86%          0.00%          1.74%
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Multi Sector Bond Fund                       0.75%          0.27%          0.00%          1.02%
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Small Cap Growth Fund (formerly, NSAT        1.10%          1.30%          0.00%          2.40%
      Nationwide Small Cap Growth Fund)
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Small Cap Value Fund                         0.90%          0.37%          0.00%          1.27%
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Strategic Growth Fund                        0.98%          0.17%          0.00%          1.15%
      ---------------------------------------------------------------------------------------------------------------------
      NSAT Nationwide Strategic Value Fund                         0.90%          0.33%          0.00%          1.23%
      ---------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Bond Portfolio                    0.55%          0.30%          0.00%          0.85%
      ---------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Diversified Equity Portfolio      0.70%          0.27%          0.00%          0.97%
      ---------------------------------------------------------------------------------------------------------------------



                                                               ------------------------------------------------------------
                                                                 Management        Other         12b-1      Total Mutual
                                                                    Fees         Expenses         Fees      Fund Expenses
      ---------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Diversified Mid Cap Portfolio     0.71%          0.32%          0.00%          1.03%
      ---------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Equity Index Portfolio            0.30%          0.28%          0.00%          0.58%
      ---------------------------------------------------------------------------------------------------------------------
      One Group Investment Trust Mid Cap Value Portfolio           0.70%          0.32%          0.00%          1.02%
      ---------------------------------------------------------------------------------------------------------------------
      Universal Institutional Funds, Inc - Emerging Markets        0.80%          0.98%          0.00%          1.78%
      Debt Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - Equity Growth       0.55%          0.56%          0.00%          1.11%
      Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - Fixed Income        0.40%          0.56%          0.00%          0.96%
      Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - Global Equity       0.80%          0.68%          0.00%          1.48%
      Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - High Yield          0.50%          0.61%          0.00%          1.11%
      Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - International       0.80%          0.87%          0.00%          1.67%
      Magnum Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - Mid Cap Value       0.75%          0.62%          0.00%          1.37%
      Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - U.S. Real           0.80%          1.90%          0.00%          2.70%
      Estate Portfolio
      ---------------------------------------------------------------------------------------------------------------------
      The Universal Institutional Funds, Inc - Value Portfolio     0.55%          0.67%          0.00%          1.22%
      ---------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Capital         0.85%          1.14%          0.00%          1.99%
      Fund
      ---------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- High Yield      0.75%          1.05%          0.00%          1.80%
      Bond Fund
      ---------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Investors       0.70%          0.45%          0.00%          1.15%
      Fund
      ---------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Strategic       0.75%          0.73%          0.00%          1.48%
      Bond Fund
      ---------------------------------------------------------------------------------------------------------------------
      Salomon Brothers Variable Series Fund, Inc.- Total           0.80%          0.85%          0.00%          1.65%
      Return Fund
      ---------------------------------------------------------------------------------------------------------------------




SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to three monthly deductions. The initial premium is shown on the policy data page. Each premium payment must be at least $50.

Additional premium payments may be made at any time while the policy is in force (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).


Riders currently include:
|X|      Additional Protection Rider;
|X|      Change of Insured Rider; and
|X|      Maturity Extension Rider.


POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in February 1981. It is a member of the Nationwide group with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in 48 states and the District of Columbia.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.


NATIONWIDE INVESTMENT SERVICES CORPORATION

The policies are distributed by Nationwide Investment Services Corporation ("NISC"), Two Nationwide Plaza, Columbus, Ohio 43215. (For policies issued in the State of Michigan, all references to NISC shall mean Nationwide Investment Svcs. Corporation.) NISC is a wholly owned subsidiary of Nationwide Life Insurance Company.


INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VL Separate Account-D is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 22, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.


Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.


Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy owner may elect to transfer all sub-account cash values to the fixed account. No transfer charge will be assessed. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Changes within the Variable Account

Nationwide may, from time to time, create additional sub-accounts in the variable account. These sub-accounts may not be available to all policy owners. Nationwide also has the right to eliminate sub-accounts from the variable account, to combine two or more investment divisions, or to substitute a new underlying mutual fund for the underlying mutual fund in which a sub-account invests.

A substitution may become necessary if, in Nationwide's judgment, an underlying mutual fund no longer suits the purposes of the policies. This may happen due to:

-    a change in laws or regulations;

- a change in the underlying mutual fund's investment objectives or restrictions;

-    an underlying mutual fund no longer being available for investment; or

-    some other reason.

In general, Nationwide may consider substituting an underlying mutual fund in which one of the sub-accounts invests under the following circumstances:

- if a conflict of interest arises with the underlying mutual fund's investment manager or other investors in the same underlying mutual fund;

- if the personnel of the underlying mutual fund's manager changes in a way Nationwide deems unfavorable;

- if the underlying mutual fund's manager does not control risks consistent with the underlying mutual fund's investment objectives and methods;

- if an underlying mutual fund's investment performance is unsatisfactory over a period of time compared to relevant benchmarks, taking into account the underlying mutual fund's investment objectives and methods; or

- if an underlying mutual fund's investment manager resigns or otherwise ceases to manage the underlying mutual fund's assets.

The approval of policy owners is not required for such a substitution, and policy owners have no legal right to compel such a substitution. No substitution of securities in the variable account may take place without the prior approval of the SEC and under such requirements as it may impose.

Subject to any required regulatory approvals, Nationwide reserves the right to transfer assets of the variable account or of any of the sub-accounts to another separate account or sub-account that Nationwide determines to be associated with the class of policies to which the policy belongs, to another separate account or to another investment division.

Where permitted by law, Nationwide reserves the right to:

(1) register or deregister the variable account under the Investment Company Act of 1940, subject to the approval of the SEC;

(2) operate the variable account as a managed separate account or any other form of organization permitted by applicable law;

(3) reserve, restrict, or eliminate any voting rights of policy owners, or other persons who have voting rights through the variable account; and

(4) combine the variable account with other separate accounts, subject to the approval of the SEC.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in other Nationwide separate accounts. It is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

Under exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interests therein is subject to the provisions of these Acts, and Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

Premium payments will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. The guaranteed rate for any premium payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

The fixed account is not available for policies issued in the State of Texas.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

-    the insured must be age 80 or younger;

- Nationwide may require satisfactory evidence of insurability (including a medical exam); and

-    a minimum specified amount of $50,000 ($100,000 in Pennsylvania and New
     Jersey).

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

- Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

- premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

- Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-        New Year's Day                  -        Independence Day
-        Martin Luther King, Jr. Day     -        Labor Day
-        Presidents' Day                 -        Thanksgiving
-        Good Friday                     -        Christmas
-        Memorial Day

Nationwide also will not price purchase payments if:

(1)  trading on the New York Stock Exchange is restricted;

(2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

(3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD


Nationwide deducts a sales load from each premium payment received. It is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2% thereafter. Currently, the sales load is 3% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The target premium is a premium based upon the specified amount. It is the level annual premium amount at which the sales load is reduced on a current basis.


PREMIUM EXPENSE CHARGE

Nationwide deducts a premium expense charge equal to 3.50% from all premium payments. This charge reimburses Nationwide for administrative expenses on an aggregate basis, including premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Internal Revenue Code. Generally, these tax expenses to Nationwide consist of two components:

(1)      a state premium tax rate of 2.25%; and
(2)      a federal tax rate of 1.25%.

Nationwide expects to pay an average state premium tax rate of approximately 2.25% of premiums for all states. State tax rates can range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

The 1.25% federal tax component is designed to reimburse Nationwide for expenses incurred from federal taxes imposed under Section 848 of the Internal Revenue Code.

Nationwide does not expect to make a profit from these charges.

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If death benefit Option 1 is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, it will then be considered a part of the additional increases in specified amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will be unisex and will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners' Standard Ordinary Male Mortality Table, Age Last Birthday, aggregate as to tobacco status (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non-medical," guaranteed issue, or simplified issue basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non-medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately from the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge. Currently, this charge is $5 per month in all policy years. Nationwide may, at its sole discretion, increase this charge. However,

Nationwide guarantees that this charge will never exceed $10 per month in all policy years.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a daily basis. The charge is deducted proportionally from the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The charge is not to exceed an annual effective rate of 0.75% of the daily net assets of the variable account. On a current basis, this rate will be 0.60% during policy years 1-4, 0.40% during policy years 5-20, and 0.25% thereafter.

Nationwide may realize a profit from this charge. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Nationwide. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Nationwide (including employees of Nationwide and their families). Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

-   the number of insureds;

-   the total premium expected to be paid;

-   total assets under management for the policy owner;

-   the nature of the relationship among individual insureds;

-   the purpose for which the policies are being purchased;

-   the expected persistency of individual policies; and

- any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, plus 3.5%, 5.5%, or 4.0% of the current premium if that date occurs during policy years one, two or three, respectively.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

(1)  the minimum partial surrender is $500;

(2) partial surrenders may not reduce the specified amount to less than $50,000;

(3) after the partial surrender, the cash surrender value is greater than $500 or an amount equal to three times the current monthly deduction, if higher; and

(4) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Further, the specified amount will be reduced by the amount necessary to prevent any increase to the net amount at risk, unless the partial surrender is treated as a preferred partial surrender.

Preferred Partial Surrenders

A partial surrender is considered a preferred partial surrender if the following conditions are met:

(1)  the surrender occurs before the 15th policy anniversary; and

(2) the surrender amount plus the amount of any previous preferred policy surrenders in that same policy year does not exceed 10% of the cash surrender value as of the beginning of the policy year.

Reduction of the Specified Amount

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced (except in the case of a preferred partial surrender). The reduction to the specified amount will be made in the following order:

(1)  against the most recent increase in the specified amount;

(2) against the next most recent increases in the specified amount in succession; and

(3)  against the specified amount under the original application.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(1)  the value each year of the life insurance protection provided;

(2)  an amount equal to any employer-paid premiums; or

(3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE


On any date during the policy year, the cash value equals the cash value on the preceding valuation period, plus any net premiums applied since the previous valuation period, minus any partial surrenders, plus or minus any investment results, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured, names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

The policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

(1)  the request must be applied for in writing;

(2)  satisfactory evidence of insurability must be provided;

(3)  the increase must be for a minimum of $10,000;

(4) the cash surrender value is sufficient to continue the policy in force for at least 3 months; and

(5)  age limits are the same as for a new issue.

Any approved increase will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary day on or next following the date Nationwide receives the request. Any such decrease shall reduce insurance in the following order:

(1)  against insurance provided by the most recent increase;

(2)  against the next most recent increases successively; and

(3)  against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

(1) reduce the specified amount to less than $50,000 ($100,000 in New Jersey and Pennsylvania); or

(2)  disqualify the policy as a contract for life insurance.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.


Premiums may be allocated to the sub-accounts during the period a policy owner may cancel the policy, unless a specific state requires premiums to be allocated to the NSAT Money Market Fund or the fixed account. At the expiration of the cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).


The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period. Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result where:

 (a)   is:

       (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

       (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the ex-dividend date occurs during the current valuation period);


(b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period; and


(c) is a factor representing the daily mortality and expense risk charge deducted from the variable account. Such factor is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the variable account. On a current basis, this annual effective rate will be 0.60% during policy years 1-4, 0.40% during policy years 5-20, and 0.25% thereafter.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for mortality and expense risk charge.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event that part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.


The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3% (for a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans"). Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

The policy owner may transfer amounts between the fixed account and the variable account without penalty or adjustment, subject to the following requirements:


- Nationwide reserves the right to limit such transfers to one per policy year;

- transfers from the fixed account must be made within 45 days after the end of an interest rate guarantee period (the period of time for which the current interest rate is guaranteed by Nationwide);

- Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of the portion of the cash value attributable to the fixed account as of the end of the prior policy year. However, if the policy owner elects in writing to Nationwide to transfer all of the cash value attributable to the fixed account, the restriction for five successive policy years shall be 20%, 25%, 33%, 50% and 100%, respectively;

- transfers to the fixed account may not be made prior to the first policy anniversary or within 12 months subsequent to a prior transfer;

- Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of that portion of the cash value attributable to the variable account as of the close of business of the prior valuation period; and


- Nationwide reserves the right to refuse a transfer to the fixed account if the cash value attributable to the fixed account is greater than or equal to 30% of the cash value.

Transfer Requests

Nationwide will accept transfer requests in writing or in those states that allow, over the telephone. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market- timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

- submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

- submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

Policy owners may return the policy for any reason before the latest of:

- 10 days after receiving the policy;

- 45 days after signing the application; or

- 10 days after Nationwide mails or delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value in the sub-accounts plus 100% of the cash value in the fixed account plus 100% of the cash value in the policy loan account. Nationwide will not grant a loan for an amount less than $500 (unless otherwise required by state law). Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from the sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

The loan interest rate is guaranteed not to exceed 3.75% per year for all policy loans. On a current basis, the loan interest rate is 3.6% in policy years 1-4, 3.4% in policy years 5-20, and 3.25% thereafter.

On a current and guaranteed basis, the cash value in the policy loan account is credited with an annual effective rate of 3% in all policy years.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers to be more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value plus an amount sufficient to continue the policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the NSAT Money Market Fund.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects the specified amount and the death benefit option. At issue, the policy owner also irrevocably elects either of the following tests qualifying the policy as life insurance under Section 7702 of the Internal Revenue Code: (1) Guideline Premium/Cash Value Corridor Test; or
(2) the Cash Value Accumulation Test.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner may choose one of three death benefit options.


OPTION 1: the death benefit will be the greater of the specified amount or the applicable percentage of cash value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, see the illustrations in Appendix B.


OPTION 2: the death benefit will be the greater of the specified amount plus the cash value as of the date of death, or the applicable percentage of cash value and will vary directly with the investment performance.

OPTION 3: the death benefit is the greater of: (a) the applicable percentage of the cash value as of the date of death; or (b) the specified amount plus the lesser of either: (i) the maximum increase amount shown on the policy, or (ii) the amount of all premium payments and interest accrued at the Option 3 interest rate as shown in the policy, accumulated up to the date of death, less any partial surrenders and applicable interest accrued at the Option 3 interest rate as shown in the policy. Once elected, Option 3 is irrevocable.




                                             GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                                                 APPLICABLE PERCENTAGE OF CASH VALUE

-----------------------------------------------------------------------------------------------------------
     Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age           of Cash Value         Age          of Cash Value         Age          of Cash Value
-----------------------------------------------------------------------------------------------------------
      0-40               250%               60              130%               80              105%
-----------------------------------------------------------------------------------------------------------
        41               243%               61              128%               81              105%
-----------------------------------------------------------------------------------------------------------
        42               236%               62              126%               82              105%
-----------------------------------------------------------------------------------------------------------
        43               229%               63              124%               83              105%
-----------------------------------------------------------------------------------------------------------
        44               222%               64              122%               84              105%
===========================================================================================================
        45               215%               65              120%               85              105%
-----------------------------------------------------------------------------------------------------------
        46               209%               66              119%               86              105%
-----------------------------------------------------------------------------------------------------------
        47               203%               67              118%               87              105%
-----------------------------------------------------------------------------------------------------------
        48               197%               68              117%               88              105%
-----------------------------------------------------------------------------------------------------------
        49               191%               69              116%               89              105%
===========================================================================================================
        50               185%               70              115%               90              105%
-----------------------------------------------------------------------------------------------------------
        51               178%               71              113%               91              104%
-----------------------------------------------------------------------------------------------------------
        52               171%               72              111%               92              103%
-----------------------------------------------------------------------------------------------------------
        53               164%               73              109%               93              102%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age           of Cash Value         Age          of Cash Value         Age          of Cash Value
-----------------------------------------------------------------------------------------------------------
        54               157%               74              107%               94              101%
-----------------------------------------------------------------------------------------------------------
        55               150%               75              105%               95              101%
-----------------------------------------------------------------------------------------------------------
        56               146%               76              105%               96              101%
-----------------------------------------------------------------------------------------------------------
        57               142%               77              105%               97              101%
-----------------------------------------------------------------------------------------------------------
        58               138%               78              105%               98              101%
-----------------------------------------------------------------------------------------------------------
        59               134%               79              105%               99              101%
-----------------------------------------------------------------------------------------------------------

In the event the policy owner has a substandard rating, the preceding percentages will differ.

                                                    CASH VALUE ACCUMULATION TEST
                                                 APPLICABLE PERCENTAGE OF CASH VALUE

-----------------------------------------------------------------------------------------------------------
     Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age           of Cash Value         Age          of Cash Value         Age          of Cash Value
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                            44             292.29%             72             141.69%
-----------------------------------------------------------------------------------------------------------
                                            45             283.37%             73             139.10%
-----------------------------------------------------------------------------------------------------------
        18              667.85%             46             274.79%             74             136.66%
-----------------------------------------------------------------------------------------------------------
        19              648.73%             47             266.55%             75             134.38%
-----------------------------------------------------------------------------------------------------------
        20              630.14%             48             258.61%             76             133.56%
===========================================================================================================
        21              611.94%             49             250.98%             77             132.83%
-----------------------------------------------------------------------------------------------------------
        22              594.06%             50             243.65%             78             132.18%
-----------------------------------------------------------------------------------------------------------
        23              576.45%             51             236.59%             79             131.58%
-----------------------------------------------------------------------------------------------------------
        24              559.07%             52             229.82%             80             131.04%
-----------------------------------------------------------------------------------------------------------
        25              541.95%             53             223.34%             81             130.55%
===========================================================================================================
        26              525.08%             54             217.13%             82             130.12%
-----------------------------------------------------------------------------------------------------------
        27              508.52%             55             211.19%             83             127.37%
-----------------------------------------------------------------------------------------------------------
        28              492.32%             56             205.51%             84             124.75%
-----------------------------------------------------------------------------------------------------------
        29              476.49%             57             200.06%             85             122.27%
-----------------------------------------------------------------------------------------------------------
        30              461.08%             58             194.84%             86             119.90%
===========================================================================================================
        31              446.10%             59             189.84%             87             117.63%
-----------------------------------------------------------------------------------------------------------
        32              431.57%             60             185.03%             88             115.44%
-----------------------------------------------------------------------------------------------------------
        33              417.50%             61             180.43%             89             113.31%
----------------------------------------------------------------------------------------------------------
        34              403.89%             62             176.02%             90             112.35%
-----------------------------------------------------------------------------------------------------------
        35              390.73%             63             171.81%             91             111.38%
===========================================================================================================
        36              378.03%             64             167.80%             92             110.38%
-----------------------------------------------------------------------------------------------------------
        37              365.79%             65             163.98%             93             109.32%
-----------------------------------------------------------------------------------------------------------
        38              354.01%             66             160.34%             94             108.18%
-----------------------------------------------------------------------------------------------------------
        39              342.67%             67             156.86%             95             106.94%
-----------------------------------------------------------------------------------------------------------
        40              331.77%             68             153.54%             96             105.62%
===========================================================================================================
        41              321.30%             69             150.37%             97             104.27%
-----------------------------------------------------------------------------------------------------------
        42              311.24%             70             147.33%             98             102.99%
-----------------------------------------------------------------------------------------------------------
        43              301.57%             71             144.44%             99             100.00%
-----------------------------------------------------------------------------------------------------------

In the event the policy owner has a substandard rating, the preceding percentages will differ.

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Initial elections to Option 3 are irrevocable and cannot be changed. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary day following the date the change is approved by Nationwide.

In order for any change in the death benefit option to become effective, the cash surrender value, after a change, must be sufficient to keep the policy in force for at least three months.

Nationwide will adjust the specified amount so that the net amount at risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the specified amount being reduced to an amount in which the total premiums paid exceed the premium limit required by applicable state law to qualify the policy as a contract for life insurance.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

ERROR IN AGE

If the age of the insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

(1) is the amount of the death benefit at the time of the insured's death reduced by the amount of the cash value at the time of the insured's death;

(2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age in the policy month of death; and

(3)  is the cash value at the time of the insured's death.

SUICIDE

If the insured dies by suicide, while sane or insane, within two years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness and less any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. Maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may, at any time upon written request to Nationwide within 24 months of the policy date, make an irrevocable, one-time election to transfer all sub-account cash values to the fixed account. The right of conversion is subject to state availability.

GRACE PERIOD

If the cash surrender value on a monthly anniversary day is not sufficient to cover the current policy charges, a grace period will be allowed for the payment of a premium equal up to three times the current monthly deduction. Nationwide will send the policy owner a notice at the start of the grace period, at the address in the application or another address specified by the policy owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by Nationwide by the end of the grace period, the policy will lapse without value. If death proceeds become payable during the grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

(1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

(2)  providing evidence of insurability satisfactory to Nationwide;

(3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

(4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

(5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the cash value at the end of the grace period.

Unless the policy owner has provided otherwise, all amounts will be allocated based on the underlying mutual fund allocation factors in effect at the start of the grace period.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Internal Revenue Code states that taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Internal Revenue Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the policy owner as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Internal Revenue Code, are excludable from gross income.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts such as the variable account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or Nationwide pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1999, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in the insured's federal gross estate if:

(1)  the proceeds were payable to or for the benefit of the insured's estate; or

(2)  the insured held any "incident of
     ownership" in the policy at death or at any time within three years of death.

An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes. Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, and should not take the place of your independent legal, tax and/or financial advisor.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS


Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and the other named defendants. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, NISC, is not engaged in any litigation of any material nature.

EXPERTS

The audited financial statements have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

DISTRIBUTION OF THE POLICIES


The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributor, NISC. NISC was organized as an Oklahoma corporation on March 19, 1974. NISC is a wholly owned subsidiary of Nationwide Life Insurance Company and a member of the NASD.

NISC serves as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:

-  Nationwide Multi-Flex Variable Account
-  Nationwide Variable Account
-  Nationwide Variable Account-II
-  Nationwide Variable Account-5
-  Nationwide Variable Account-6
-  Nationwide Variable Account-8
-  Nationwide Variable Account-9
-  Nationwide Variable Account-10
-  Nationwide Variable Account-11
-  Nationwide VLI Separate Account-2
-  Nationwide VLI Separate Account-3
-  Nationwide VLI Separate Account-4
-  Nationwide VLI Separate Account-5
-  Nationwide VA Separate Account-A
-  Nationwide VA Separate Account-B
-  Nationwide VA Separate Account-C
-  Nationwide VL Separate Account-A
-  Nationwide VL Separate Account-B
-  Nationwide VL Separate Account-C
-  Nationwide VL Separate Account-D
-  Nationwide DC Variable Account
-  Nationwide DCVA-II
-  NACo Variable Account.

Gross first year commissions plus any expense allowance payments made by Nationwide on the sale of these policies distributed by NISC will not exceed 40% of target premium plus 5% of any excess premium payments in year one and 22.5% of target premium plus 5% on the excess premium in years two through four. Gross renewal commissions paid at the beginning of policy year five and beyond by Nationwide will not exceed greater of 5% of target premium plus 5% on the excess premium or an annual effective rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter. For single premium modified endowment contracts issued on or after May 1, 1999, gross renewal commissions paid at the beginning of policy year two and beyond will not exceed an annual rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter.

No underwriting commissions have been paid by Nationwide to NISC.


NISC DIRECTORS AND OFFICERS
 ------------------------------------------------------------------------------------------------------------------
                                                                     POSITIONS AND OFFICES
       NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
 ------------------------------------------------------------------------------------------------------------------
 Joseph J. Gasper                                              Chairman of the Board and Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Dimon R. McFerson                                     Chairman and Chief Executive Officer and Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Richard A. Karas                                                  Vice Chairman and Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Duane C. Meek                                                             President
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Philip C. Gath                                                             Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Susan A. Wolken                                                            Director
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Robert A. Oakley                                      Executive Vice President - Chief Financial Officer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Robert J. Woodward, Jr.                              Executive Vice President - Chief Investment Officer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Mark R. Thresher                                             Senior Vice President and Treasurer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Barbara J. Shane                                             Vice President - Compliance Officer
 Two Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Alan A. Todryk                                                    Vice President - Taxation
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 John F. Delaloye                                                     Assistant Secretary
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Glenn W. Soden                                                       Assistant Secretary
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 E. Gary Berndt                                                       Assistant Treasurer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Duane M. Campbell                                                    Assistant Treasurer
 One Nationwide Plaza
 Columbus, OH 43215
 ------------------------------------------------------------------------------------------------------------------
 Terry C. Smetzer                                                     Assistant Treasurer
 One Nationwide Plaza
 Columbus, OH 43215

ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate accounts, each of which is a registered investment company:

- Nationwide VL Separate Account-A;
- Nationwide VL Separate Account-B;
- Nationwide VL Separate Account-C;
- Nationwide VL Separate Account-D;
- Nationwide VA Separate Account-A;
- Nationwide VA Separate Account-B; and
- Nationwide VA Separate Account-C.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

Company Management


Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. Nationwide Life and Annuity Insurance Company is a wholly-owned subsidiary of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. Messrs. McFerson, Gasper, Woodward and Ms. Thomas are also trustees of one or more of the registered investment companies distributed by NISC, a registered broker-dealer affiliated with the Nationwide group of companies.

DIRECTORS OF NATIONWIDE
------------------------------------- --------------------------- ----------------------------------------------------
DIRECTORS OF THE DEPOSITOR NAME AND
     PRINCIPAL BUSINESS ADDRESS         POSITIONS AND OFFICES
                                            WITH DEPOSITOR        PRINCIPAL OCCUPATION
------------------------------------- --------------------------- ----------------------------------------------------

Lewis J. Alphin                                Director           Farm Owner and Operator, Bell Farms (1)
519 Bethel Church Road
Mount Olive, NC 28365-6107
------------------------------------- --------------------------- ----------------------------------------------------
A. I. Bell                                     Director           Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701
------------------------------------- --------------------------- ----------------------------------------------------
Kenneth D. Davis                               Director           Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, OH 45135
------------------------------------- --------------------------- ----------------------------------------------------
Keith W. Eckel                                 Director           Partner, Fred W. Eckel Sons; President, Eckel
1647 Falls Road                                                   Farms, Inc. (1)
Clarks Summit, PA 18411
------------------------------------- --------------------------- ----------------------------------------------------
Willard J. Engel                               Director           Retired General Manager, Lyon County Co-operative
301 East Marshall Street                                          Oil Company (1)
Marshall, MN 56258
------------------------------------- --------------------------- ----------------------------------------------------
Fred C. Finney                                 Director           Owner and Operator, Moreland Fruit Farm; Operator,
1558 West Moreland Road                                           Melrose Orchard (1)
Wooster, OH 44691
------------------------------------- --------------------------- ----------------------------------------------------
Joseph J. Gasper                      President and Chief         President and Chief Operating Officer, Nationwide
One Nationwide Plaza                  Operating Officer and       Life Insurance Company and Nationwide Life and
Columbus, OH 43215                    Director                    Annuity Insurance Company (2)
------------------------------------- --------------------------- ----------------------------------------------------
Dimon R. McFerson                     Chairman and Chief          Chairman and Chief Executive Officer- (2)
One Nationwide Plaza                  Executive Officer and
Columbus, OH 43215                    Director
------------------------------------- --------------------------- ----------------------------------------------------



------------------------------------- --------------------------- ----------------------------------------------------
Directors of the Depositor
Name and Principal Business
        Address                          Positions and Offices
                                            With Depositor        Principal Occupation
------------------------------------- --------------------------- ----------------------------------------------------
David O. Miller                       Chairman of the Board and   President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                     Director                    Enterprises (1)
Hebron, OH 43025
------------------------------------- --------------------------- ----------------------------------------------------

Yvonne L. Montgomery                           Director           Senior Vice President and General Manager, Public
Xerox Corporation                                                 Sector Worldwide/Document Solutions Group
Suite 200                                                         Xerox Corporation (2)
1401 H Street NW
Washington, DC 20007
------------------------------------- --------------------------- ----------------------------------------------------
Ralph M. Paige                                 Director           Executive Director Federation of Southern
Federation of Southern                                            Cooperatives/Land Assistance Fund
Cooperatives/Land Assistance Fund
2769 Church Street
East Point, GA 30344
------------------------------------- --------------------------- ----------------------------------------------------
James F. Patterson                             Director           Vice President, Pattersons, Inc.; President,
8765 Mulberry Road                                                Patterson Farms, Inc. (1)
Chesterland, OH 44026
------------------------------------- --------------------------- ----------------------------------------------------
Arden L. Shisler                               Director           President and Chief Executive Officer, K&B
1356 North Wenger Road                                            Transport, Inc. (1)
Dalton, OH 44618
------------------------------------- --------------------------- ----------------------------------------------------
Robert L. Stewart                              Director           Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986
------------------------------------- --------------------------- ----------------------------------------------------
Nancy C. Thomas                                Director           Co-owner, Thomas Farms (2)
1767D Westwood Avenue
Alliance, OH 44601
------------------------------------- --------------------------- ----------------------------------------------------


(1)      Principal occupation for last 5 years.
(2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.


Each of the directors is a director of the other major insurance affiliates of the Nationwide group of companies except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Investment Services Corporation, a registered broker-dealer.


Messrs. McFerson, Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Mr. McFerson and Ms. Thomas are trustees of Nationwide Mutual Funds, a registered investment company. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Mutual Funds, registered investment companies.

EXECUTIVE OFFICERS OF NATIONWIDE
-------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE DEPOSITOR                         OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
-------------------------------------------------------------------------------------------------------------------

Richard D. Headley                                Executive Vice President - Chief  Information Technology Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Robert A. Oakley                                  Executive Vice President - Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Robert J. Woodward, Jr.                           Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
James E. Brock                                    Senior Vice President - Corporate Development
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Charles A. Bryan                                  Senior Vice President - Chief Actuary - Property and Casualty
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
John R. Cook, Jr.                                 Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
David A. Diamond                                  Senior Vice President - Corporate Controller
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Philip C. Gath                                    Senior Vice President - Chief Actuary - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Patricia R. Hatler                                Senior Vice President, General Counsel and Secretary
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
David K. Hollingsworth                            Senior Vice President
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
David R. Jahn                                     Senior Vice President - Commercial Insurance
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Donna A. James                                    Senior Vice President - Chief Human Resources Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Richard A. Karas                                  Senior Vice President - Sales - Financial Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Gregory S. Lashutka                               Senior Vice President - Corporate Relations
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Edwin P. McCausland, Jr.                          Senior Vice President - Fixed Income Securities
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------


EXECUTIVE OFFICERS OF NATIONWIDE
-------------------------------------------------------------------------------------------------------------------
Officers of the Depositor                         Offices of the Depositor
Name and Principal Business Address
-------------------------------------------------------------------------------------------------------------------

Mark D. Phelan                                    Senior Vice President - Technology Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Douglas C. Robinette                              Senior Vice President - Claims and Financial Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Mark R. Thresher                                  Senior Vice President - Finance - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Richard M. Waggoner                               Senior Vice President - Operations
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Susan A. Wolken                                   Senior Vice President - Product Management and Nationwide
One Nationwide Plaza                              Financial Marketing
Columbus, OH 43215



DIMON R. MCFERSON has been a Director since April 1988 and Chairman and Chief Executive Officer since April 1996. He was elected Chief Executive Officer in December 1992, and President and Chief Executive Officer in December 1993. He was President and General Manager of Nationwide Mutual Insurance Company from April 1988 to April 1991; President and Chief Operating Officer of Nationwide Mutual Insurance Company from April 1991 to December 1992; and President and Chief Executive Officer of Nationwide Mutual Insurance Company from December 1992 to April 1996. Mr. McFerson has been with Nationwide for 20 years.

JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 33 years.

LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community Collegy in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

JAMES E. BROCK has been Senior Vice President - Corporate Development since July 1997. Previously, he was Senior Vice President - Company Operations from December 1996 to July 1997 and was also Senior Vice President - Life Company Operations from April 1996 to July 1997. Mr. Brock was Senior Vice President - Investment Products Operations from November 1990 to April 1996. Prior to that time, Mr. Brock held several positions within Nationwide. Mr. Brock has been with Nationwide for 30 years.

CHARLES A. BRYAN has been a Senior Vice President - Chief Actuary - Property and Casualty since 1998. Prior to joining Nationwide, Mr. Bryan was president, Chief Operating Officer of Direct Response Corporation from 1996 to 1998. Prior to that time, Mr. Bryan was a partner with Ernst & Young.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 2 years.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.

DAVID A. DIAMOND has been Senior Vice President - Corporate Controller since August 1999. He was Vice President-Controller from August 1996 to August 1999. Previously, he was Vice President - Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 11 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.


WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998.

Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 31 years.

PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.

DAVID K. HOLLINGSWORTH has been Senior Vice President - Multi Channel and Sponsor Relations since August 1999. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, has held numerous positions within the Nationwide group of companies. Mr. Hollingsworth has been with Nationwide for 25 years.

DAVID R. JAHN has been Senior Vice President - Commercial Insurance since March 1998. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within the Nationwide group of companies. Mr. Jahn has been with Nationwide for 28 years.

DONNA A. JAMES has been Senior Vice President - Chief Human Resources Officer since May 1999. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996 she was Associate Vice President - Assistant to the CEO for Nationwide. Previously Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 18 years.

RICHARD D. HEADLEY has been Executive Vice President - Chief Information Technology Officer since May 1999. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992 Mr. Headley held several positions with Banc One Corporation. Mr. Headly has been with Nationwide for 2 years.


RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 35 years.

GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of Mass Mutual Life Insurance Company prior to joining Nationwide.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business

Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.

YVONNE L. MONTGOMERY has been a Director of Nationwide since April, 1998. Ms. Montgomery is senior vice president/general manager - Public Sector Worldwide/Document Solutions Group for Xerox Corporation. A resident of Washington, DC, Ms. Montgomery is in charge of providing an integrated, industry-focused portfolio of document solutions and services to the public sector worldwide. Ms. Montgomery joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president-field operations and executive assistant to the chairman and CEO.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer since April 1995. Previously, he was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 24 years.


RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.


JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.


MARK D. PHELAN has been Senior Vice President - Technology Services since 1998. His previous management experience includes five years (1977-1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as director of AT&T's Consumer Communications Services Group and he was subsequently promoted to sales vice president for the Eastern Region of the Business Communications Services Division. In 1992, he became executive vice president-sales and marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.

DOUGLAS C. ROBINETTE has been Senior Vice President - Claims and Financial Services since 1999. Previously, he was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Previously, Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau (Wausau), a member of the Nationwide group until December 1998, from September 1996 to May 1998. Prior to that time he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995 Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994 he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with the Nationwide group for 13 years.

ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.


NANCY C. THOMAS has been a Director of Nationwide since 1986. Mrs. Thomas is a board member of Farm Credit Services' 4th District and serves on the advisory board of Walsh University in North Canton, OH. She is a past president and former director of the Ohio Agricultural Marketing Association and served on the boards of the Ohio Farm Bureau Federation and Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark, and as the Midwest regional representative on the American Farm Bureau women's committee.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to November 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.

RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 23 years.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 25 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 35 years.

he was Vice President and Treasurer from June 1996 to August 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP since July 1988.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 25 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 35 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS



The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.


BT INSURANCE FUNDS TRUST
BT Insurance Funds Trust (the "Trust") is an open-end management investment company currently offering shares in the Funds listed below. Shares are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various insurance companies. Deutsche Asset Management is the Funds' investment adviser.


     EAFE(R) EQUITY INDEX FUND
     Investment Objective: To replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE(R)) Index (the "EAFE(R) Index").

     EQUITY 500 INDEX FUND
     Investment Objective: To seek to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index.

     SMALL CAP INDEX FUND
     Investment Objective: To seek to replicate as closely as possible the performance of the Russell 2000 Small Stock Index.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

     Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

DREYFUS STOCK INDEX FUND, INC.
The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

     Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The

Dreyfus Corporation ("Dreyfus") serves as the Fund's manager.

     APPRECIATION PORTFOLIO (Formerly, Capital Appreciation Portfolio) Investment Objective: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.


     DISCIPLINED STOCK PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. This Series will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

     INTERNATIONAL VALUE PORTFOLIO
     Investment Objective: The Portfolio's investment objective is long-term capital growth. This Series invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by Dreyfus.

     LIMITED TERM HIGH INCOME PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. This Series seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities that, under normal market conditions, have an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. INVESTMENTS IN LOWER RATED FIXED-INCOME SECURITIES ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SERIES.

     QUALITY BOND PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

     SMALL COMPANY STOCK PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 tradement Index. This Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index.

DREYFUS INVESTMENT PORTFOLIOS
Dreyfus Investment Portfolio (the "Fund") is an open-end, management investment company known as a mutual fund. Shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. Individuals may not purchase shares directly from the Fund. The Dreyfus Corporation serves as the Fund's investment adviser.

     MID CAP STOCK PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by Standard & Poor's MidCap 400 Index. This Portfolio invest primarily in a portfolio of equity securities of medium-sized domestic insurers, while attempting to maintain volatility and diversification similar to that of the Standard & Poor's MidCap 400 Index.


EVERGREEN VARIABLE ANNUITY TRUST
The Evergreen Variable Annuity Trust ("Trust") is an open-end management investment company commonly referred to as a Mutual Fund. The Trust is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its investment series (the "Funds"). Shares of the Funds are sold to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies.

The investment adviser to the, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Value Fund (formerly, Evergreen VA Small Cap Equity Income Fund) is Evergreen Asset Management Corp., a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"), which in turn is a subsidiary of First Union Corporation. The Capital Management Group of FUNB serves as investment adviser to Evergreen VA Omega Fund (formerly, Evergreen VA Aggressive Growth Fund). The First Capital Group of FUNB serves as investment adviser to the Evergreen VA Equity Index Fund. The investment adviser to the Evergreen VA Strategic Income Fund is Evergreen Investment Management Company, a wholly-owned subsidiary of FUNB.

EVERGREEN VA EQUITY INDEX FUND
Investment Objective: Seeks investment results that achieve price and yield performance similar to the S&P 500 Index. The Fund seeks to meet its objective by investing substantially all of its total assets in equity securities that represent a composite of the S&P 500 Index.

EVERGREEN VA FOUNDATION FUND
Investment Objective: Seeks, in order of priority: reasonable income, conservation of capital and capital appreciation. The Fund seeks to meet its objective by investing, under normal conditions, at least 25% of its assets in debt securities and the remainder in equity securities. The equity securities that the Fund invests in will include common stocks, preferred stocks and securities convertible or exchangeable for common stocks. The Fund's fixed income portion will include corporate debt securities issued by the U.S. Treasury or by an agency or instrumentally of the U.S. government, bank obligations, and high quality commercial paper.

EVERGREEN VA FUND
Investment Objective: Seeks to achieve long-term capital growth. The Fund seeks to meet its objective by investing primarily in the common stocks of large U.S. companies.

EVERGREEN VA GLOBAL LEADERS FUND
Investment Objective: Seeks to provide investors with long-term capital growth. The Fund seeks to meet its objective by investing at least 65% of its assets in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment advisor will screen the largest companies in major industrialized countries and the Fund will invest in the 100 best companies selected by the investment advisor based on qualitative and quantitative criteria such as high return on equity, consistent earnings growth and established market presence.

EVERGREEN VA GROWTH AND INCOME FUND
Investment Objective: Seeks capital growth in the value of its shares and current income. The Fund seeks to meet its objective by investing primarily in common stock and securities convertible into or exchangeable for common stocks of mid-sized U.S. companies. The Fund may also invest up to 25% of its assets in foreign securities.

EVERGREEN VA INTERNATIONAL GROWTH FUND
Investment Objective: Seeks long-term growth of capital and secondarily, modest income. The Fund invests primarily in equity securities issued by well-established, quality companies located in countries with developed markets. The Fund may invest a portion of its assets in equity securities of companies located in certain emerging markets countries and the formerly communist countries of eastern Europe.

EVERGREEN VA MASTERS FUND
Investment Objectives: The Fund's investment objective is to seek long-term capital growth. The Fund's investment program is based on the Manager of Managers Strategy of First Union Bank's Evergreen Investment Management division
(EIM). EIM allocates the Fund's portfolio assets on an approximately equal basis among a number of investment management organizations, each of which employs a different style. EIM has ultimate responsibility for the investment performance of the Fund. The style of each investment management organization is described below. EIM will continuously monitor the performance and investment styles of the Fund's portfolio managers. There can be no assurance that the Fund's investment objective will be achieved.

Evergreen Asset Management Corp. ("Evergreen") will invest it's segment of the Fund's assets according to a value oriented strategy. Evergreen will invest in equity securities of U.S. and foreign companies with market capitalizations falling within the range of the Russell Midcap Growth Index at the time of the Fund's investment between approximately $500 million and $5 billion. Evergreen will invest in companies it believes the market has temporarily undervalued in relation to such factors as the company's assets, cash flow and earnings potential.

MFS Institutional Advisors, Inc. ("MFS") will invest its segment of the portfolio according to its growth oriented investment strategy by primarily investing in equity securities of companies with market capitalizations falling within the range of the Russell Midcap Growth Index at the time of the Fund's investment. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. MFS may invest up to 25% (and generally expects to invest between 1% and 10%) of its segment of the Fund's assets in foreign securities.

OppenheimerFunds, Inc. ("Oppenheimer") manages its segment of the portfolio in accordance with a blended growth and value investment strategy. Investments are primarily in equity securities of those companies with market capitalizations over $5 billion; however, Oppenheimer may, when it deems advisable, invest in the equity securities of mid-cap and small-cap companies. In purchasing portfolio securities, Oppenheimer may invest without limit in foreign securities and may, to a limited degree, invest in non-convertible debt securities and preferred stocks which have the potential for capital appreciation.

Putnam Investment Management, Inc. ("Putnam") invests its segment of the portfolio primarily, in accordance with its growth oriented investment strategy, in equity securities of U.S. and foreign issuers with market capitalizations of $3 billion or more. Putnam may also purchase non-convertible debt securities which offer the opportunity for capital appreciation. In the evaluation of a company, more consideration is given to growth potential than to dividend income.

EVERGREEN VA OMEGA FUND (FORMERLY "EVERGREEN VA AGGRESSIVE GROWTH FUND") Investment Objective: Seeks long-term capital growth. The Fund seeks to meet its objective by investing primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations.

EVERGREEN VA SMALL CAP VALUE FUND (FORMERLY, EVERGREEN VA SMALL CAP EQUITY INCOME FUND) Investment Objective: Seeks current income and capital growth in the value of its shares. The Fund seeks to meet its objective by investing primarily in common stocks of small U.S. companies (less than $1 billion in market capitalization). The Fund's equity securities will include common stocks and securities convertible into common stock.

EVERGREEN VA SPECIAL EQUITY FUND
Investment Objective: Seeks capital growth. The Fund invests primarily in equity securities of U.S. companies with small market capitalizations. The Fund strives to provide a return greater than stock market indices such as the Russell 2000 Index by investing principally in a diversified portfolio of common stocks of domestic companies. The Fund may purchase stocks in initial public offerings ("IPOs").

EVERGREEN VA STRATEGIC INCOME FUND
Investment Objective: Seeks high current income from interest on debt securities and secondarily, considers potential for growth of capital in selecting securities. The Fund seeks to meet its objective by allocating its assets principally between domestic high yield, high risk bonds and debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities, including zero-coupon U.S. Treasury securities, mortgage-backed securities and money market instruments. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities. While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

     VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     VIP GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

     VIP HIGH INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

          - at least 65% in income-producing debt securities and preferred stocks, including convertible securities; and

          - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

     Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C-by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

     VIP OVERSEAS PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
The Fidelity Variable Insurance Products Fund II (VIP II) is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

     VIP II ASSET MANAGER PORTFOLIO: SERVICE CLASS
     Investment Objective: High total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

     VIP II ASSET MANAGER: GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Maximum total return over the long-term by allocating assets among the following classes or types of investment in a neutral mix: the stock class, the bond class, short-term class/money market class. The Portfolio's more aggressive approach focuses primarily on stocks for high potential returns.

     ------------------------- ---------- -------------
     Asset Manager Growth        Range    Neutral Mix
     ------------------------- ---------- -------------
     Stock Class                50-100%       75%
     ------------------------- ---------- -------------
     Bond Class                   0-50%       25%
     ------------------------- ---------- -------------
     Short-term Class             0-50%        5%
     ------------------------- ---------- -------------

     VIP II CONTRAFUND (R) PORTFOLIO: SERVICE CLASS
     Investment Objective: To seek capital appreciation by investing primarily in companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.


FIDELITY VIP II INDEX 500 PORTFOLIO
Investment Objective: To seek investment results that correspond to the total return of common stocks that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Normally, at least 80% of the Portfolio's assets will be invested in equity securities of companies that comprise the S&P 500. Although the Portfolio tries to allocate its assets similarly to those of the S&P 500, the Portfolio's composition may not always be identical to that of the S&P. In seeking a 98% or better long-term correlation of the fund Bankers Trust may choose, if extraordinary circumstances warrant, to exclude a stock held in the S&P 500 and include a similar stock if doing so will help the Portfolio achieve its objective.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
The Fidelity Variable Insurance Products Fund III (VIP III) is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and it's portfolios.

     VIP III BALANCED PORTFOLIO: SERVICE CLASS
     Investment Objective: Income and growth of capital using a balanced approach to provide the best possible total return from investments in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential. FMR manages the Portfolio to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the Portfolio's assets in stocks or other equity securities and the remainder in bonds. The Portfolio will always invest at least 25% of its total assets in fixed-income senior securities.

     VIP III GROWTH & INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: High total return through a combination of current income and capital appreciation by investing mainly in equity securities.

     VIP III GROWTH OPPORTUNITIES PORTFOLIO: SERVICE CLASS Investment Objective:
     Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

     VIP III MID CAP PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term growth of capital by investing in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the Portfolio's total assets in these securities. The Portfolio has the flexibility, however, to invest the balance in other market capitalizations and security types. Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the Portfolio's investment. The S&P MidCap 400 is an unmanaged index of medium capitalization stocks. Companies whose capitalization no longer meets this definition after purchase continue to be considered medium-capitalized for purposes of the 65% policy. The Portfolio also reserves the right to invest in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
The Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company (mutual fund) providing a series of equity and fixed-income investment options. Shares of the Trust may be purchased and held by the separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

     GOLDMAN SACHS VIT GROWTH AND INCOME FUND
     Investment Objective: To seek long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE U.S. EQUITY FUND
     Investment Objective: To seek long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE LARGE CAP GROWTH FUND
     Investment Objective: To seek long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earning growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE SMALL CAP EQUITY FUND
     Investment Objective: To seek long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CAPITAL GROWTH FUND
     Investment Objective: To seek long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT MID CAP VALUE FUND (FORMERLY GOLDMAN SACHS VIT MID CAP EQUITY FUND)
     Investment Objective: To seek long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell MidCap Index at the time of investment (currently between $400 million and $16 billion).

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
     Investment Objective: To seek long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. Goldman Sachs Asset Management International serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT GLOBAL INCOME FUND
     Investment Objective: To seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies. Goldman Sachs Asset Management International serves as the Fund's investment adviser.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO Variable Investment Funds, Inc., a Maryland Corporation, is an open-end management investment company that offers shares of common stock of ten diversified investment portfolios. The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of participating insurance companies.

     INVESCO VIF DYNAMICS FUND
     Investment Objective: Seeks appreciation of capital through aggressive investment policies. The Fund invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF EQUITY INCOME FUND (FORMERLY, INVESCO VIF INDUSTRIAL EQUITY INCOME FUND)
     Investment Objective: Seeks the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF HIGH YIELD FUND
     Investment Objective: Seeks a high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock. The Fund pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Fund's primary objective.


     INVESCO VIF BLUE CHIP GROWTH FUND
     Investment Objective: Seeks long-term capital growth. The Fund also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Fund invests primarily in common stocks, but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF HEALTH SCIENCES FUND
     Investment Objective: Seeks capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies that develop, produce, or distribute products or services related to health care. INVESCO Funds Group, Inc. is the Fund's investment adviser.



     INVESCO VIF REAL ESTATE OPPORTUNITY FUND
     Investment Objective: Seeks to provide long-term capital growth. Above-average current income is an additional consideration in selecting securities for the Fund's investment portfolio. The Fund normally invests at least 65% of its total assets in publicly-traded stocks of companies principally engaged in the real estate industry. The remaining assets are invested in other income-producing securities such as corporate bonds. INVESCO Funds Group, Inc. is the Fund's investment adviser.


     INVESCO VIF SMALL COMPANY GROWTH FUND
     Investment Objective: Seeks long-term capital growth. The Fund invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter." INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF TECHNOLOGY FUND
     Investment Objective: Seeks capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies in technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF TOTAL RETURN FUND
     Investment Objective: Seeks a high total return of investment through capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

     INVESCO VIF - UTILITIES FUND
     Investment Objective: Seeks capital appreciation and income. The assets of the Fund are invested primarily in equity securities of companies principally engaged in business as public utilities. INVESCO Funds Group, Inc. is the Fund's investment adviser.


NATIONWIDE SEPARATE ACCOUNT TRUST
Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Villanova Mutual Fund Capital

Trust ("VMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

     CAPITAL APPRECIATION FUND
     Investment Objective: Long-term capital appreciation.

     GOVERNMENT BOND FUND
     Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

     MONEY MARKET FUND
     Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and maintenance of liquidity.

     TOTAL RETURN FUND
     Investment Objective: To obtain a reasonable, long-term total return on invested capital.

     SUBADVISED NSAT FUNDS


     NATIONWIDE BALANCED FUND
     Subadviser:  J.P. Morgan Investment Management, Inc,
     Investment Objective: Primarily seeks above-average income compared to a portfolio entirely invested in equity securities. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund seeks its objective primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short term obligations. Under normal market conditions, it is anticipated that the Fund will invest at least 40% of the Fund's total assets in equity securities and at least 25% in fixed-income senior securities. The Fund's subadviser, will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities, but the Fund may invest up to 20% of its net assets in non-convertible fixed-income securities rated below investment grade or determined by the subadviser to be of comparable quality. These securities are commonly known as junk bonds. In addition, the Fund may invest an unlimited amount in convertible securities rated below investment grade.


     NATIONWIDE EQUITY INCOME FUND
     Subadviser: Federated Investment Counseling
     Investment Objective: Seeks above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities. Such equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in each type of equity security will vary according to the Fund's subadviser's assessment of market, economic conditions and outlook.


     NATIONWIDE GLOBAL 50 FUND (FORMERLY, NATIONWIDE GLOBAL EQUITY FUND)
     Subadviser: J. P. Morgan Investment Management Inc.
     Investment Objective To provide high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks its investment objective through country allocation, stock selection and management of currency exposure. Under normal market conditions, J.P. Morgan Investment Management Inc., intends to keep the Fund essentially fully invested with at least 65% of the value of its total assets in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Fund's primary equity instruments are the common stock of companies based in the developed countries around the world. The assets of the Fund will ordinarily be invested in the securities of at least five different countries.

     NATIONWIDE HIGH INCOME BOND FUND
     Subadviser: Federated Investment Counseling
     Investment Objective: Seeks to provide high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. To meet its objective, the Fund intends to invest at least 65% of its assets in lower-rated fixed income securities such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates which are rated BBB or lower by Standard & Poor's or Fitch Investors Service or Baa or lower by Moody's (or if not rated, are determined by the Fund's subadviser to be of a comparable quality). Such investments are commonly referred to as "junk bonds." For a further discussion of lower-rated securities, please see the "High Yield Securities" section of the Fund's prospectus.

     NATIONWIDE MID CAP INDEX FUND
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index. To pursue this goal, the Fund generally is fully invested in all 400 stocks included in this index in proportion to their weighting in the index, and in futures whose performance is tied to the index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.


     NATIONWIDE MULTI SECTOR BOND FUND
     Subadviser: Miller, Anderson & Sherrerd, LLP
     Investment Objective: Primarily seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser, broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the subadviser believes will best contribute to achievement of the Fund's investment objectives. The Fund reserves the right to invest predominantly in securities rated in medium or lower categories, or as determined by the subadviser to be of comparable quality, commonly referred to as "junk bonds." Although the subadviser has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the subadviser does not anticipate investing in excess of 75% of the Fund's assets in such securities.

     NATIONWIDE SMALL CAP GROWTH FUND (FORMERLY, NATIONWIDE SELECT ADVISERS SMALL CAP GROWTH FUND)
     Subadvisers: Franklin Advisers, Inc., Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC.
     Investment Objective: Seeks capital growth by investing in a broadly diversified portfolio of equity securities issued by U.S. and foreign companies with market capitalizations in the range of companies represented by the Russell 2000, known as small cap companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of small cap companies. The balance of the Fund's assets may be invested in equity securities of larger cap companies. The Fund may also invest in foreign securities.


     NATIONWIDE SMALL CAP VALUE FUND
     Subadviser: The Dreyfus Corporation
     Investment Objective: The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index.


     NATIONWIDE SMALL COMPANY FUND
     Subadvisers: The Dreyfus Corporation, Neuberger Berman, L.P., Lazard Asset Management and Strong Capital Management, Inc.
     Investment Objective: Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index.



     NATIONWIDE STRATEGIC GROWTH FUND
     Subadviser: Strong Capital Management Inc.
     Investment Objective: Capital growth by investing primarily in equity securities that the Fund's subadviser believes have above-average growth prospects. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

     NATIONWIDE STRATEGIC VALUE FUND
     Subadviser: Strong Capital Management Inc./Schafer Capital Management Inc. Investment Objective: Primarily long-term capital appreciation; current income is a secondary objective. The Fund seeks to meet its objectives by investing in securities which are believed to offer the possibility of increase in value, primarily common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase in relation to investment value. Other than considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly held companies, primarily in stocks of companies listed on a national securities exchange or other equity securities (common stock or securities convertible into common stock). Investments may also be made in debt securities which are convertible into common stocks and in warrants or other rights to purchase common stock, which in such case are considered equity securities by the Fund. Strong Capital Management, Inc. has subcontracted with Schafer Capital Management, Inc. to subadvise the Fund.

ONE GROUP(R) INVESTMENT TRUST
One Group Investment Trust is a diversified, open-end management investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 7, 1993. One Group Investment Trust offers shares in the separate mutual funds (the "Funds") shown below, each with its own investment objective. The shares of the Funds are sold to life insurance companies to fund variable annuity contracts and variable life insurance policies. The assets of One Group Investment Trust are managed by Banc One Investment Advisors Corporation.

     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (FORMERLY ASSET ALLOCATION
     FUND)
     Investment Objective: The Portfolio seeks to provide total return while preserving capital.

     ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
     Investment Objective: The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
     Investment Objective: The Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
     Investment Objective: The Portfolio seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

     ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
     Investment Objective: The Portfolio seeks investment results that correspond to the aggregated price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index* ("S&P 500").

     *"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Portfolio.

     ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
     Investment Objective: The Portfolio seeks a high level of current income with liquidity and safety of principal.

     ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (FORMERLY LARGE COMPANY GROWTH FUND)
     Investment Objective: The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

     ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO (FORMERLY GROWTH OPPORTUNITIES FUND)
     Investment Objective: The Portfolio seeks growth of capital and, secondarily, current income, by investing primarily in equity securities. Issuers will include medium sized companies with a history of above-average growth or companies that are expected to enter periods of above-average growth, and smaller companies which are positioned in emerging growth industries.

     ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
     Investment Objective: The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
The Salomon Brothers Variable Series Funds is an open-end investment company incorporated in Maryland on October 1, 1997. Shares of the Funds are sold only to separate accounts of insurance companies to fund benefits for variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans. Salomon Brothers Asset Management, Inc. ("SBAM") serves as the Variable Series Funds investment adviser.

     CAPITAL FUND
     Investment Objective: The objective of the Fund is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

     HIGH YIELD BOND FUND
     Investment Objective: The Fund's objective is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SBAM to be of comparable quality.

     INVESTORS FUND
     Investment Objective: The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

     STRATEGIC BOND FUND
     Investment Objective: The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SBAM broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the investment manager has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the investment manager does not anticipate investing in excess of 75% of the assets in such securities.

     TOTAL RETURN FUND
     Investment Objective: The Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (FORMERLY, MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.)
The Universal Institutional Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.


     EMERGING MARKETS DEBT PORTFOLIO
     Investment Objective: High total return by investing primarily in dollar and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.


     EQUITY GROWTH PORTFOLIO
     Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in the investment adviser's judgement provide above-average potential for capital growth. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.


     FIXED INCOME PORTFOLIO
     Investment Objective: Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, corporate bonds, MBS's, foreign bonds and other fixed income securities and derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.


     GLOBAL EQUITY PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Portfolio's investment adviser believes are undervalued. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     HIGH YIELD PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield Securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     INTERNATIONAL MAGNUM PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The countries in which the Portfolio will invest are primarily those comprising the Morgan Stanley International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore. Morgan Stanley

     Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     MID CAP GROWTH PORTFOLIO
     Investment Objective: Long-term capital growth by investing primarily in common stocks and other equity securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Rating Group ("S & P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     MID CAP VALUE PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing in common stock and other equity securities of issuers with equity capitalizations in the range of the companies represented in the S & P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     U.S. REAL ESTATE PORTFOLIO
     Investment Objective: Above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     VALUE PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by Miller Anderson & Sherrerd, LLP to be relatively undervalue based on various measures such as price/earnings ratios and price/book ratios. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR ONE INVESTOR CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES




The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. Beginning in the fourth policy year, cash surrender value equals cash value less indebtedness, or other deductions. In policy years one, two, and three only, cash surrender value equals cash value less indebtedness or other deductions increased by 3.5%, 5.5%, and 4.0%, respectively, of the current premium. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.60% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 1999. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 1.05%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50% for policy years one through four, and rates of -1.30%, 4.70% and 10.70%, for policy years five through twenty, and rates of -1.15%, 4.85% and 10.85%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.65%, 4.35% and 10.35%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.



                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                         UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                           CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                   CASH                                 CASH                                CASH
 POLICY     INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR        AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1       105,000       87,787       91,287     1,703,050    93,212       96,712    1,703,050    98,639      102,139     1,703,050
    2       215,250      173,990      179,490     1,703,050    190,334     195,834    1,703,050    207,333     212,833     1,703,050
    3       331,013      258,970      262,970     1,703,050    291,905     295,905    1,703,050    327,523     331,523     1,703,050
    4       452,563      342,694      342,694     1,703,050    398,093     398,093    1,703,050    460,408     460,408     1,703,050
    5       580,191      425,968      425,968     1,703,050    510,081     510,081    1,703,050    608,517     608,517     1,703,050
    6       714,201      508,109      508,109     1,703,050    627,381     627,381    1,703,050    772,365     772,365     1,881,792
    7       854,911      589,185      589,185     1,703,050    750,217     750,217    1,774,913    952,734     952,734     2,254,040
    8       897,656      577,279      577,279     1,703,050    781,429     781,429    1,795,878   1,049,063   1,049,063    2,410,954
    9       942,539      565,130      565,130     1,703,050    813,829     813,829    1,817,544   1,154,977   1,154,977    2,579,438
   10       989,666      552,689      552,689     1,703,050    847,441     847,441    1,839,995   1,271,390   1,271,390    2,760,489
   11      1,039,150     539,944      539,944     1,703,050    882,328     882,328    1,863,335   1,399,359   1,399,359    2,955,222
   12      1,091,107     526,848      526,848     1,703,050    918,526     918,526    1,887,573   1,540,001   1,540,001    3,164,707
   13      1,145,662     513,384      513,384     1,703,050    956,099     956,099    1,912,744   1,694,586   1,694,586    3,390,139
   14      1,202,945     499,506      499,506     1,703,050    995,096     995,096    1,938,830   1,864,476   1,864,476    3,632,719
   15      1,263,093     485,022      485,022     1,703,050   1,035,456   1,035,456   1,965,621   2,050,952   2,050,952    3,893,350
   16      1,326,247     469,834      469,834     1,703,050   1,077,200   1,077,200   1,993,109   2,255,548   2,255,548    4,173,368
   17      1,392,560     453,823      453,823     1,703,050   1,120,341   1,120,341   2,021,334   2,479,921   2,479,921    4,474,305
   18      1,462,188     436,819      436,819     1,703,050   1,164,864   1,164,864   2,050,331   2,725,806   2,725,806    4,797,816
   19      1,535,297     418,638      418,638     1,703,050   1,210,757   1,210,757   2,080,155   2,995,083   2,995,083    5,145,736
   20      1,612,062     399,104      399,104     1,703,050   1,258,025   1,258,025   2,110,888   3,289,827   3,289,827    5,520,127
   21      1,692,665     380,193      380,193     1,703,050   1,309,636   1,309,636   2,147,448   3,620,460   3,620,460    5,936,570
   22      1,777,298     361,293      361,293     1,703,050   1,363,912   1,363,912   2,186,787   3,985,917   3,985,917    6,390,702
   23      1,866,163     341,268      341,268     1,703,050   1,420,298   1,420,298   2,227,863   4,387,835   4,387,835    6,882,707
   24      1,959,471     319,593      319,593     1,703,050   1,478,646   1,478,646   2,270,300   4,829,072   4,829,072    7,414,515
   25      2,057,445     296,057      296,057     1,703,050   1,539,010   1,539,010   2,314,101   5,313,362   5,313,362    7,989,327
   26      2,160,317     270,401      270,401     1,703,050   1,601,439   1,601,439   2,359,350   5,844,757   5,844,757    8,610,901
   27      2,268,333     242,378      242,378     1,703,050   1,666,005   1,666,005   2,406,255   6,427,772   6,427,772    9,283,802
   28      2,381,750     211,670      211,670     1,703,050   1,732,766   1,732,766   2,455,073   7,067,275   7,067,275   10,013,281
   29      2,500,837     177,876      177,876     1,703,050   1,801,762   1,801,762   2,506,096   7,768,498   7,768,498   10,805,312
   30      2,625,879     140,523      140,523     1,703,050   1,873,023   1,873,023   2,559,592   8,537,093   8,537,093   11,666,421

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                                     UNISEX: NONTOBACCO, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                          GUARANTEED VALUES

                         0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1       105,000      81,796      85,296      1,703,050     86,981      90,481     1,703,050    92,170       95,670     1,703,050
    2       215,250     162,037      167,537     1,703,050    177,538     183,038     1,703,050    193,670     199,170     1,703,050
    3       331,013     240,773      244,773     1,703,050    271,887     275,887     1,703,050    305,565     309,565     1,703,050
    4       452,563     318,044      318,044     1,703,050    370,253     370,253     1,703,050    429,044     429,044     1,703,050
    5       580,191     393,867      393,867     1,703,050    472,860     472,860     1,703,050    565,428     565,428     1,703,050
    6       714,201     468,271      468,271     1,703,050    579,964     579,964     1,703,050    716,193     716,193     1,744,935
    7       854,911     541,244      541,244     1,703,050    691,817     691,817     1,703,050    880,778     880,778     2,083,803
    8       897,656     522,556      522,556     1,703,050    713,012     713,012     1,703,050    960,701     960,701     2,207,881
    9       942,539     503,065      503,065     1,703,050    734,496     734,496     1,703,050   1,047,414   1,047,414    2,339,215
   10       989,666     482,648      482,648     1,703,050    756,241     756,241     1,703,050   1,141,427   1,141,427    2,478,308
   11      1,039,150    461,188      461,188     1,703,050    778,230     778,230     1,703,050   1,243,306   1,243,306    2,625,662
   12      1,091,107    438,573      438,573     1,703,050    800,462     800,462     1,703,050   1,353,678   1,353,678    2,781,812
   13      1,145,662    414,684      414,684     1,703,050    822,942     822,942     1,703,050   1,473,228   1,473,228    2,947,296
   14      1,202,945    389,379      389,379     1,703,050    845,669     845,669     1,703,050   1,602,689   1,602,689    3,122,655
   15      1,263,093    362,469      362,469     1,703,050    868,621     868,621     1,703,050   1,742,813   1,742,813    3,308,407
   16      1,326,247    333,693      333,693     1,703,050    891,750     891,750     1,703,050   1,894,356   1,894,356    3,505,068
   17      1,392,560    302,715      302,715     1,703,050    914,980     914,980     1,703,050   2,058,067   2,058,067    3,713,190
   18      1,462,188    269,139      269,139     1,703,050    938,229     938,229     1,703,050   2,234,714   2,234,714    3,933,421
   19      1,535,297    232,522      232,522     1,703,050    961,413     961,413     1,703,050   2,425,105   2,425,105    4,166,480
   20      1,612,062    192,373      192,373     1,703,050    984,461     984,461     1,703,050   2,630,109   2,630,109    4,413,161
   21      1,692,665    148,209      148,209     1,703,050   1,007,337   1,007,337    1,703,050   2,850,736   2,850,736    4,674,432
   22      1,777,298     99,507      99,507      1,703,050   1,030,022   1,030,022    1,703,050   3,088,108   3,088,108    4,951,227
   23      1,866,163     45,694      45,694      1,703,050   1,052,514   1,052,514    1,703,050   3,343,479   3,343,479    5,244,543
   24      1,959,471       *            *            *       1,074,784   1,074,784    1,703,050   3,618,136   3,618,136    5,555,255
   25      2,057,445       *            *            *       1,096,744   1,096,744    1,703,050   3,913,297   3,913,297    5,884,148
   26      2,160,317       *            *            *       1,118,254   1,118,254    1,703,050   4,230,087   4,230,087    6,232,057
   27      2,268,333       *            *            *       1,139,118   1,139,118    1,703,050   4,569,519   4,569,519    6,599,878
   28      2,381,750       *            *            *       1,159,094   1,159,094    1,703,050   4,932,479   4,932,479    6,988,591
   29      2,500,837       *            *            *       1,177,924   1,177,924    1,703,050   5,319,847   5,319,847    7,399,450
   30      2,625,879       *            *            *       1,195,404   1,195,404    1,703,050   5,732,779   5,732,779    7,834,167

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR BANKERS TRUST COMPANY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. Beginning in the fourth policy year, cash surrender value equals cash value less indebtedness, or other deductions. In policy years one, two, and three only, cash surrender value equals cash value less indebtedness or other deductions increased by 3.5%, 5.5%, and 4.0%, respectively, of the current premium. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.60% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.80% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 1999. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 1.60%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.40%, 4.60% and 10.60% for policy years one through four, and rates of -1.20%, 4.80% and 10.80%, for policy years five through twenty, and rates of -1.05%, 4.95% and 10.95%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.55%, 4.45% and 10.45%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                         UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                           CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                   CASH                                 CASH                                CASH
 POLICY     INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR        AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1       105,000       87,877       91,377     1,703,050    93,302       96,802    1,703,050    98,730      102,230     1,703,050
    2       215,250      174,257      179,757     1,703,050    190,612     196,112    1,703,050    207,621     213,121     1,703,050
    3       331,013      259,497      263,497     1,703,050    292,476     296,476    1,703,050    328,140     332,140     1,703,050
    4       452,563      343,564      343,564     1,703,050    399,073     399,073    1,703,050    461,509     461,509     1,703,050
    5       580,191      427,263      427,263     1,703,050    511,599     511,599    1,703,050    610,290     610,290     1,703,050
    6       714,201      509,908      509,908     1,703,050    629,576     629,576    1,703,050    775,015     775,014     1,888,248
    7       854,911      591,566      591,566     1,703,050    753,220     753,220    1,782,018    956,513     956,513     2,262,981
    8       897,656      580,226      580,226     1,703,050    785,305     785,305    1,804,785   1,054,173   1,054,173    2,422,696
    9       942,539      568,628      568,628     1,703,050    818,644     818,644    1,828,297   1,161,648   1,161,648    2,594,336
   10       989,666      556,722      556,722     1,703,050    853,267     853,267    1,852,643   1,279,885   1,279,885    2,778,933
   11      1,039,150     544,496      544,496     1,703,050    889,239     889,239    1,877,930   1,409,978   1,409,978    2,977,647
   12      1,091,107     531,906      531,906     1,703,050    926,602     926,602    1,904,170   1,553,085   1,553,085    3,191,593
   13      1,145,662     518,932      518,932     1,703,050    965,425     965,425    1,931,400   1,710,522   1,710,522    3,422,020
   14      1,202,945     505,529      505,529     1,703,050   1,005,758   1,005,758   1,959,605   1,883,705   1,883,705    3,670,184
   15      1,263,093     491,508      491,508     1,703,050   1,047,548   1,047,548   1,988,575   2,073,970   2,073,970    3,937,046
   16      1,326,247     476,769      476,769     1,703,050   1,090,818   1,090,818   2,018,306   2,282,917   2,282,917    4,224,009
   17      1,392,560     461,195      461,195     1,703,050   1,135,585   1,135,585   2,048,836   2,512,274   2,512,274    4,532,676
   18      1,462,188     444,615      444,615     1,703,050   1,181,838   1,181,838   2,080,207   2,763,854   2,763,854    4,864,785
   19      1,535,297     426,847      426,847     1,703,050   1,229,570   1,229,570   2,112,477   3,039,624   3,039,624    5,222,261
   20      1,612,062     407,716      407,716     1,703,050   1,278,789   1,278,789   2,145,729   3,341,759   3,341,759    5,607,266
   21      1,692,665     389,201      389,201     1,703,050   1,332,520   1,332,520   2,184,971   3,680,923   3,680,923    6,035,713
   22      1,777,298     370,678      370,678     1,703,050   1,389,066   1,389,066   2,227,118   4,056,133   4,056,133    6,503,280
   23      1,866,163     351,018      351,018     1,703,050   1,447,870   1,447,870   2,271,112   4,469,152   4,469,152    7,010,259
   24      1,959,471     329,700      329,700     1,703,050   1,508,786   1,508,786   2,316,577   4,922,995   4,922,995    7,558,724
   25      2,057,445     306,512      306,512     1,703,050   1,571,877   1,571,877   2,363,520   5,421,582   5,421,582    8,152,050
   26      2,160,317     281,196      281,196     1,703,050   1,637,196   1,637,196   2,412,031   5,969,171   5,969,171    8,794,196
   27      2,268,333     253,505      253,505     1,703,050   1,704,826   1,704,826   2,462,326   6,570,508   6,570,508    9,489,959
   28      2,381,750     223,120      223,120     1,703,050   1,774,832   1,774,832   2,514,674   7,230,716   7,230,716   10,244,853
   29      2,500,837     189,641      189,641     1,703,050   1,847,261   1,847,261   2,569,381   7,955,314   7,955,314   11,065,156
   30      2,625,879     152,596      152,596     1,703,050   1,922,151   1,922,151   2,626,728   8,750,264   8,750,264   11,957,731

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                                     UNISEX: NONTOBACCO, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                          GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1       105,000      81,883      85,383      1,703,050     87,067      90,567     1,703,050    92,256       95,756     1,703,050
    2       215,250     162,290      167,790     1,703,050    177,801     183,301     1,703,050    193,944     199,444     1,703,050
    3       331,013     241,271      245,271     1,703,050    272,427     276,427     1,703,050    306,149     310,149     1,703,050
    4       452,563     318,863      318,863     1,703,050    371,178     371,178     1,703,050    430,083     430,083     1,703,050
    5       580,191     395,082      395,082     1,703,050    474,287     474,287     1,703,050    567,096     567,096     1,703,050
    6       714,201     469,954      469,954     1,703,050    582,022     582,022     1,703,050    718,687     718,687     1,751,012
    7       854,911     543,466      543,466     1,703,050    694,646     694,646     1,703,050    884,296     884,296     2,092,126
    8       897,656     525,296      525,296     1,703,050    716,677     716,677     1,703,050    965,408     965,408     2,218,697
    9       942,539     506,303      506,303     1,703,050    739,065     739,065     1,703,050   1,053,494   1,053,494    2,352,793
   10       989,666     486,364      486,364     1,703,050    761,787     761,787     1,703,050   1,149,088   1,149,088    2,494,940
   11      1,039,150    465,362      465,362     1,703,050    784,834     784,834     1,703,050   1,252,778   1,252,778    2,645,666
   12      1,091,107    443,185      443,185     1,703,050    808,213     808,213     1,703,050   1,365,221   1,365,221    2,805,532
   13      1,145,662    419,714      419,714     1,703,050    831,936     831,936     1,703,050   1,487,129   1,487,129    2,975,106
   14      1,202,945    394,807      394,807     1,703,050    856,011     856,011     1,703,050   1,619,270   1,619,270    3,154,962
   15      1,263,093    368,275      368,275     1,703,050    880,428     880,428     1,703,050   1,762,432   1,762,432    3,345,648
   16      1,326,247    339,858      339,858     1,703,050    905,151     905,151     1,703,050   1,917,407   1,917,407    3,547,718
   17      1,392,560    309,218      309,218     1,703,050    930,120     930,120     1,703,050   2,084,987   2,084,987    3,761,761
   18      1,462,188    275,962      275,962     1,703,050    955,271     955,271     1,703,050   2,265,986   2,265,986    3,988,464
   19      1,535,297    239,644      239,644     1,703,050    980,542     980,542     1,703,050   2,461,258   2,461,258    4,228,593
   20      1,612,062    199,772      199,772     1,703,050   1,005,887   1,005,887    1,703,050   2,671,724   2,671,724    4,482,988
   21      1,692,665    155,864      155,864     1,703,050   1,031,300   1,031,300    1,703,050   2,898,452   2,898,452    4,752,673
   22      1,777,298    107,393      107,393     1,703,050   1,056,797   1,056,797    1,703,050   3,142,627   3,142,627    5,038,639
   23      1,866,163     53,785      53,785      1,703,050   1,082,414   1,082,414    1,703,050   3,405,574   3,405,574    5,341,943
   24      1,959,471       *            *            *       1,108,172   1,108,172    1,703,050   3,688,653   3,688,653    5,663,526
   25      2,057,445       *            *            *       1,134,047   1,134,047    1,705,187   3,993,162   3,993,162    6,004,236
   26      2,160,317       *            *            *       1,159,969   1,159,969    1,708,946   4,320,308   4,320,308    6,364,977
   27      2,268,333       *            *            *       1,185,824   1,185,824    1,712,717   4,671,185   4,671,185    6,746,717
   28      2,381,750       *            *            *       1,211,469   1,211,469    1,716,472   5,046,764   5,046,764    7,150,517
   29      2,500,837       *            *            *       1,236,770   1,236,770    1,720,241   5,448,014   5,448,014    7,577,718
   30      2,625,879       *            *            *       1,261,657   1,261,657    1,724,126   5,876,184   5,876,184    8,030,138

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR FIDELITY INVESTMENTS CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. Beginning in the fourth policy year, cash surrender value equals cash value less indebtedness, or other deductions. In policy years one, two, and three only, cash surrender value equals cash value less indebtedness or other deductions increased by 3.5%, 5.5%, and 4.0%, respectively, of the current premium. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.60% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.80% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 1999. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been .85%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.40%, 4.60% and 10.60% for policy years one through four, and rates of -1.20%, 4.80% and 10.80%, for policy years five through twenty, and rates of -1.05%, 4.95% and 10.95%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.55%, 4.45% and 10.45%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.



                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                         UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                           CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                   CASH                                 CASH                                CASH
 POLICY     INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR        AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1       105,000       87,877       91,377     1,703,050    93,302       96,802    1,703,050    98,730      102,230     1,703,050
    2       215,250      174,257      179,757     1,703,050    190,612     196,112    1,703,050    207,621     213,121     1,703,050
    3       331,013      259,497      263,497     1,703,050    292,476     296,476    1,703,050    328,140     332,140     1,703,050
    4       452,563      343,564      343,564     1,703,050    399,073     399,073    1,703,050    461,509     461,509     1,703,050
    5       580,191      427,263      427,263     1,703,050    511,599     511,599    1,703,050    610,290     610,290     1,703,050
    6       714,201      509,908      509,908     1,703,050    629,576     629,576    1,703,050    775,015     775,014     1,888,248
    7       854,911      591,566      591,566     1,703,050    753,220     753,220    1,782,018    956,513     956,513     2,262,981
    8       897,656      580,226      580,226     1,703,050    785,305     785,305    1,804,785   1,054,173   1,054,173    2,422,696
    9       942,539      568,628      568,628     1,703,050    818,644     818,644    1,828,297   1,161,648   1,161,648    2,594,336
   10       989,666      556,722      556,722     1,703,050    853,267     853,267    1,852,643   1,279,885   1,279,885    2,778,933
   11      1,039,150     544,496      544,496     1,703,050    889,239     889,239    1,877,930   1,409,978   1,409,978    2,977,647
   12      1,091,107     531,906      531,906     1,703,050    926,602     926,602    1,904,170   1,553,085   1,553,085    3,191,593
   13      1,145,662     518,932      518,932     1,703,050    965,425     965,425    1,931,400   1,710,522   1,710,522    3,422,020
   14      1,202,945     505,529      505,529     1,703,050   1,005,758   1,005,758   1,959,605   1,883,705   1,883,705    3,670,184
   15      1,263,093     491,508      491,508     1,703,050   1,047,548   1,047,548   1,988,575   2,073,970   2,073,970    3,937,046
   16      1,326,247     476,769      476,769     1,703,050   1,090,818   1,090,818   2,018,306   2,282,917   2,282,917    4,224,009
   17      1,392,560     461,195      461,195     1,703,050   1,135,585   1,135,585   2,048,836   2,512,274   2,512,274    4,532,676
   18      1,462,188     444,615      444,615     1,703,050   1,181,838   1,181,838   2,080,207   2,763,854   2,763,854    4,864,785
   19      1,535,297     426,847      426,847     1,703,050   1,229,570   1,229,570   2,112,477   3,039,624   3,039,624    5,222,261
   20      1,612,062     407,716      407,716     1,703,050   1,278,789   1,278,789   2,145,729   3,341,759   3,341,759    5,607,266
   21      1,692,665     389,201      389,201     1,703,050   1,332,520   1,332,520   2,184,971   3,680,923   3,680,923    6,035,713
   22      1,777,298     370,678      370,678     1,703,050   1,389,066   1,389,066   2,227,118   4,056,133   4,056,133    6,503,280
   23      1,866,163     351,018      351,018     1,703,050   1,447,870   1,447,870   2,271,112   4,469,152   4,469,152    7,010,259
   24      1,959,471     329,700      329,700     1,703,050   1,508,786   1,508,786   2,316,577   4,922,995   4,922,995    7,558,724
   25      2,057,445     306,512      306,512     1,703,050   1,571,877   1,571,877   2,363,520   5,421,582   5,421,582    8,152,050
   26      2,160,317     281,196      281,196     1,703,050   1,637,196   1,637,196   2,412,031   5,969,171   5,969,171    8,794,196
   27      2,268,333     253,505      253,505     1,703,050   1,704,826   1,704,826   2,462,326   6,570,508   6,570,508    9,489,959
   28      2,381,750     223,120      223,120     1,703,050   1,774,832   1,774,832   2,514,674   7,230,716   7,230,716   10,244,853
   29      2,500,837     189,641      189,641     1,703,050   1,847,261   1,847,261   2,569,381   7,955,314   7,955,314   11,065,156
   30      2,625,879     152,596      152,596     1,703,050   1,922,151   1,922,151   2,626,728   8,750,264   8,750,264   11,957,731

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                                     UNISEX: NONTOBACCO, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                          GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1       105,000      81,883      85,383      1,703,050     87,067      90,567     1,703,050    92,256       95,756     1,703,050
    2       215,250     162,290      167,790     1,703,050    177,801     183,301     1,703,050    193,944     199,444     1,703,050
    3       331,013     241,271      245,271     1,703,050    272,427     276,427     1,703,050    306,149     310,149     1,703,050
    4       452,563     318,863      318,863     1,703,050    371,178     371,178     1,703,050    430,083     430,083     1,703,050
    5       580,191     395,082      395,082     1,703,050    474,287     474,287     1,703,050    567,096     567,096     1,703,050
    6       714,201     469,954      469,954     1,703,050    582,022     582,022     1,703,050    718,687     718,687     1,751,012
    7       854,911     543,466      543,466     1,703,050    694,646     694,646     1,703,050    884,296     884,296     2,092,126
    8       897,656     525,296      525,296     1,703,050    716,677     716,677     1,703,050    965,408     965,408     2,218,697
    9       942,539     506,303      506,303     1,703,050    739,065     739,065     1,703,050   1,053,494   1,053,494    2,352,793
   10       989,666     486,364      486,364     1,703,050    761,787     761,787     1,703,050   1,149,088   1,149,088    2,494,940
   11      1,039,150    465,362      465,362     1,703,050    784,834     784,834     1,703,050   1,252,778   1,252,778    2,645,666
   12      1,091,107    443,185      443,185     1,703,050    808,213     808,213     1,703,050   1,365,221   1,365,221    2,805,532
   13      1,145,662    419,714      419,714     1,703,050    831,936     831,936     1,703,050   1,487,129   1,487,129    2,975,106
   14      1,202,945    394,807      394,807     1,703,050    856,011     856,011     1,703,050   1,619,270   1,619,270    3,154,962
   15      1,263,093    368,275      368,275     1,703,050    880,428     880,428     1,703,050   1,762,432   1,762,432    3,345,648
   16      1,326,247    339,858      339,858     1,703,050    905,151     905,151     1,703,050   1,917,407   1,917,407    3,547,718
   17      1,392,560    309,218      309,218     1,703,050    930,120     930,120     1,703,050   2,084,987   2,084,987    3,761,761
   18      1,462,188    275,962      275,962     1,703,050    955,271     955,271     1,703,050   2,265,986   2,265,986    3,988,464
   19      1,535,297    239,644      239,644     1,703,050    980,542     980,542     1,703,050   2,461,258   2,461,258    4,228,593
   20      1,612,062    199,772      199,772     1,703,050   1,005,887   1,005,887    1,703,050   2,671,724   2,671,724    4,482,988
   21      1,692,665    155,864      155,864     1,703,050   1,031,300   1,031,300    1,703,050   2,898,452   2,898,452    4,752,673
   22      1,777,298    107,393      107,393     1,703,050   1,056,797   1,056,797    1,703,050   3,142,627   3,142,627    5,038,639
   23      1,866,163     53,785      53,785      1,703,050   1,082,414   1,082,414    1,703,050   3,405,574   3,405,574    5,341,943
   24      1,959,471       *            *            *       1,108,172   1,108,172    1,703,050   3,688,653   3,688,653    5,663,526
   25      2,057,445       *            *            *       1,134,047   1,134,047    1,705,187   3,993,162   3,993,162    6,004,236
   26      2,160,317       *            *            *       1,159,969   1,159,969    1,708,946   4,320,308   4,320,308    6,364,977
   27      2,268,333       *            *            *       1,185,824   1,185,824    1,712,717   4,671,185   4,671,185    6,746,717
   28      2,381,750       *            *            *       1,211,469   1,211,469    1,716,472   5,046,764   5,046,764    7,150,517
   29      2,500,837       *            *            *       1,236,770   1,236,770    1,720,241   5,448,014   5,448,014    7,577,718
   30      2,625,879       *            *            *       1,261,657   1,261,657    1,724,126   5,876,184   5,876,184    8,030,138

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR GOLDMAN SACHS CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. Beginning in the fourth policy year, cash surrender value equals cash value less indebtedness, or other deductions. In policy years one, two, and three only, cash surrender value equals cash value less indebtedness or other deductions increased by 3.5%, 5.5%, and 4.0%, respectively, of the current premium. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.60% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.75% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 1999. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 1.90%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.35%, 4.65% and 10.65% for policy years one through four, and rates of -1.15%, 4.85% and 10.85%, for policy years five through twenty, and rates of -1.00%, 5.00% and 11.00%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.



                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                         UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                           CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                   CASH                                 CASH                                CASH
 POLICY     INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR        AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1       105,000       87,787       91,287     1,703,050    93,212       96,712    1,703,050    98,639      102,139     1,703,050
    2       215,250      173,990      179,490     1,703,050    190,334     195,834    1,703,050    207,333     212,833     1,703,050
    3       331,013      258,970      262,970     1,703,050    291,905     295,905    1,703,050    327,523     331,523     1,703,050
    4       452,563      342,694      342,694     1,703,050    398,093     398,093    1,703,050    460,408     460,408     1,703,050
    5       580,191      425,968      425,968     1,703,050    510,081     510,081    1,703,050    608,517     608,517     1,703,050
    6       714,201      508,109      508,109     1,703,050    627,381     627,381    1,703,050    772,365     772,365     1,881,792
    7       854,911      589,185      589,185     1,703,050    750,217     750,217    1,774,913    952,734     952,734     2,254,040
    8       897,656      577,279      577,279     1,703,050    781,429     781,429    1,795,878   1,049,063   1,049,063    2,410,954
    9       942,539      565,130      565,130     1,703,050    813,829     813,829    1,817,544   1,154,977   1,154,977    2,579,438
   10       989,666      552,689      552,689     1,703,050    847,441     847,441    1,839,995   1,271,390   1,271,390    2,760,489
   11      1,039,150     539,944      539,944     1,703,050    882,328     882,328    1,863,335   1,399,359   1,399,359    2,955,222
   12      1,091,107     526,848      526,848     1,703,050    918,526     918,526    1,887,573   1,540,001   1,540,001    3,164,707
   13      1,145,662     513,384      513,384     1,703,050    956,099     956,099    1,912,744   1,694,586   1,694,586    3,390,139
   14      1,202,945     499,506      499,506     1,703,050    995,096     995,096    1,938,830   1,864,476   1,864,476    3,632,719
   15      1,263,093     485,022      485,022     1,703,050   1,035,456   1,035,456   1,965,621   2,050,952   2,050,952    3,893,350
   16      1,326,247     469,834      469,834     1,703,050   1,077,200   1,077,200   1,993,109   2,255,548   2,255,548    4,173,368
   17      1,392,560     453,823      453,823     1,703,050   1,120,341   1,120,341   2,021,334   2,479,921   2,479,921    4,474,305
   18      1,462,188     436,819      436,819     1,703,050   1,164,864   1,164,864   2,050,331   2,725,806   2,725,806    4,797,816
   19      1,535,297     418,638      418,638     1,703,050   1,210,757   1,210,757   2,080,155   2,995,083   2,995,083    5,145,736
   20      1,612,062     399,104      399,104     1,703,050   1,258,025   1,258,025   2,110,888   3,289,827   3,289,827    5,520,127
   21      1,692,665     380,193      380,193     1,703,050   1,309,636   1,309,636   2,147,448   3,620,460   3,620,460    5,936,570
   22      1,777,298     361,293      361,293     1,703,050   1,363,912   1,363,912   2,186,787   3,985,917   3,985,917    6,390,702
   23      1,866,163     341,268      341,268     1,703,050   1,420,298   1,420,298   2,227,863   4,387,835   4,387,835    6,882,707
   24      1,959,471     319,593      319,593     1,703,050   1,478,646   1,478,646   2,270,300   4,829,072   4,829,072    7,414,515
   25      2,057,445     296,057      296,057     1,703,050   1,539,010   1,539,010   2,314,101   5,313,362   5,313,362    7,989,327
   26      2,160,317     270,401      270,401     1,703,050   1,601,439   1,601,439   2,359,350   5,844,757   5,844,757    8,610,901
   27      2,268,333     242,378      242,378     1,703,050   1,666,005   1,666,005   2,406,255   6,427,772   6,427,772    9,283,802
   28      2,381,750     211,670      211,670     1,703,050   1,732,766   1,732,766   2,455,073   7,067,275   7,067,275   10,013,281
   29      2,500,837     177,876      177,876     1,703,050   1,801,762   1,801,762   2,506,096   7,768,498   7,768,498   10,805,312
   30      2,625,879     140,523      140,523     1,703,050   1,873,023   1,873,023   2,559,592   8,537,093   8,537,093   11,666,421

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                                     UNISEX: NONTOBACCO, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                          GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1       105,000      81,796      85,296      1,703,050     86,981      90,481     1,703,050    92,170       95,670     1,703,050
    2       215,250     162,037      167,537     1,703,050    177,538     183,038     1,703,050    193,670     199,170     1,703,050
    3       331,013     240,773      244,773     1,703,050    271,887     275,887     1,703,050    305,565     309,565     1,703,050
    4       452,563     318,044      318,044     1,703,050    370,253     370,253     1,703,050    429,044     429,044     1,703,050
    5       580,191     393,867      393,867     1,703,050    472,860     472,860     1,703,050    565,428     565,428     1,703,050
    6       714,201     468,271      468,271     1,703,050    579,964     579,964     1,703,050    716,193     716,193     1,744,935
    7       854,911     541,244      541,244     1,703,050    691,817     691,817     1,703,050    880,778     880,778     2,083,803
    8       897,656     522,556      522,556     1,703,050    713,012     713,012     1,703,050    960,701     960,701     2,207,881
    9       942,539     503,065      503,065     1,703,050    734,496     734,496     1,703,050   1,047,414   1,047,414    2,339,215
   10       989,666     482,648      482,648     1,703,050    756,241     756,241     1,703,050   1,141,427   1,141,427    2,478,308
   11      1,039,150    461,188      461,188     1,703,050    778,230     778,230     1,703,050   1,243,306   1,243,306    2,625,662
   12      1,091,107    438,573      438,573     1,703,050    800,462     800,462     1,703,050   1,353,678   1,353,678    2,781,812
   13      1,145,662    414,684      414,684     1,703,050    822,942     822,942     1,703,050   1,473,228   1,473,228    2,947,296
   14      1,202,945    389,379      389,379     1,703,050    845,669     845,669     1,703,050   1,602,689   1,602,689    3,122,655
   15      1,263,093    362,469      362,469     1,703,050    868,621     868,621     1,703,050   1,742,813   1,742,813    3,308,407
   16      1,326,247    333,693      333,693     1,703,050    891,750     891,750     1,703,050   1,894,356   1,894,356    3,505,068
   17      1,392,560    302,715      302,715     1,703,050    914,980     914,980     1,703,050   2,058,067   2,058,067    3,713,190
   18      1,462,188    269,139      269,139     1,703,050    938,229     938,229     1,703,050   2,234,714   2,234,714    3,933,421
   19      1,535,297    232,522      232,522     1,703,050    961,413     961,413     1,703,050   2,425,105   2,425,105    4,166,480
   20      1,612,062    192,373      192,373     1,703,050    984,461     984,461     1,703,050   2,630,109   2,630,109    4,413,161
   21      1,692,665    148,209      148,209     1,703,050   1,007,337   1,007,337    1,703,050   2,850,736   2,850,736    4,674,432
   22      1,777,298     99,507      99,507      1,703,050   1,030,022   1,030,022    1,703,050   3,088,108   3,088,108    4,951,227
   23      1,866,163     45,694      45,694      1,703,050   1,052,514   1,052,514    1,703,050   3,343,479   3,343,479    5,244,543
   24      1,959,471       *            *            *       1,074,784   1,074,784    1,703,050   3,618,136   3,618,136    5,555,255
   25      2,057,445       *            *            *       1,096,744   1,096,744    1,703,050   3,913,297   3,913,297    5,884,148
   26      2,160,317       *            *            *       1,118,254   1,118,254    1,703,050   4,230,087   4,230,087    6,232,057
   27      2,268,333       *            *            *       1,139,118   1,139,118    1,703,050   4,569,519   4,569,519    6,599,878
   28      2,381,750       *            *            *       1,159,094   1,159,094    1,703,050   4,932,479   4,932,479    6,988,591
   29      2,500,837       *            *            *       1,177,924   1,177,924    1,703,050   5,319,847   5,319,847    7,399,450
   30      2,625,879       *            *            *       1,195,404   1,195,404    1,703,050   5,732,779   5,732,779    7,834,167

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR INVESCO CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES




The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. Beginning in the fourth policy year, cash surrender value equals cash value less indebtedness, or other deductions. In policy years one, two, and three only, cash surrender value equals cash value less indebtedness or other deductions increased by 3.5%, 5.5%, and 4.0%, respectively, of the current premium. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.60% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.10% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 1999. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 3.15%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30% for policy years one through four, and rates of -1.50%, 4.50% and 10.50%, for policy years five through twenty, and rates of -1.35%, 4.65% and 10.65%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.85%, 4.15% and 10.15%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.




                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                         UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                           CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                   CASH                                 CASH                                CASH
 POLICY     INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR        AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1       105,000       87,606       91,106     1,703,050    93,031       96,531    1,703,050    98,458      101,958     1,703,050
    2       215,250      173,457      178,957     1,703,050    189,779     195,279    1,703,050    206,755     212,255     1,703,050
    3       331,013      257,917      261,917     1,703,050    290,764     294,764    1,703,050    326,291     330,291     1,703,050
    4       452,563      340,960      340,960     1,703,050    396,138     396,138    1,703,050    458,213     458,213     1,703,050
    5       580,191      423,390      423,390     1,703,050    507,056     507,056    1,703,050    604,985     604,985     1,703,050
    6       714,201      504,530      504,530     1,703,050    623,011     623,011    1,703,050    767,089     767,089     1,868,939
    7       854,911      584,452      584,452     1,703,050    744,241     744,241    1,760,775    945,219     945,219     2,236,261
    8       897,656      571,428      571,428     1,703,050    773,729     773,729    1,778,181   1,038,914   1,038,914    2,387,628
    9       942,539      558,195      558,195     1,703,050    804,275     804,275    1,796,206   1,141,743   1,141,743    2,549,881
   10       989,666      544,704      544,704     1,703,050    835,897     835,897    1,814,930   1,254,558   1,254,558    2,723,941
   11      1,039,150     530,943      530,943     1,703,050    868,651     868,651    1,834,451   1,378,345   1,378,345    2,910,843
   12      1,091,107     516,864      516,864     1,703,050    902,565     902,565    1,854,774   1,514,142   1,514,142    3,111,566
   13      1,145,662     502,448      502,448     1,703,050    937,697     937,697    1,875,928   1,663,130   1,663,130    3,327,209
   14      1,202,945     487,650      487,650     1,703,050    974,083     974,083    1,897,890   1,826,570   1,826,570    3,558,863
   15      1,263,093     472,276      472,276     1,703,050   1,011,661   1,011,661   1,920,450   2,005,635   2,005,635    3,807,324
   16      1,326,247     456,227      456,227     1,703,050   1,050,441   1,050,441   1,943,597   2,201,736   2,201,736    4,073,803
   17      1,392,560     439,383      439,383     1,703,050   1,090,429   1,090,429   1,967,365   2,416,396   2,416,396    4,359,693
   18      1,462,188     421,572      421,572     1,703,050   1,131,603   1,131,603   1,991,786   2,651,199   2,651,199    4,666,495
   19      1,535,297     402,609      402,609     1,703,050   1,173,945   1,173,945   2,016,910   2,907,857   2,907,857    4,995,877
   20      1,612,062     382,319      382,318     1,703,050   1,217,451   1,217,451   2,042,808   3,188,264   3,188,264    5,349,711
   21      1,692,665     362,667      362,667     1,703,050   1,264,984   1,264,984   2,074,230   3,502,370   3,502,370    5,742,934
   22      1,777,298     343,066      343,066     1,703,050   1,314,899   1,314,899   2,108,205   3,848,962   3,848,962    6,171,119
   23      1,866,163     322,366      322,366     1,703,050   1,366,651   1,366,651   2,143,713   4,229,439   4,229,439    6,634,248
   24      1,959,471     300,037      300,037     1,703,050   1,420,085   1,420,085   2,180,386   4,646,364   4,646,364    7,133,987
   25      2,057,445     275,866      275,866     1,703,050   1,475,242   1,475,242   2,218,218   5,103,124   5,103,124    7,673,207
   26      2,160,317     249,596      249,596     1,703,050   1,532,160   1,532,160   2,257,284   5,603,383   5,603,383    8,255,291
   27      2,268,333     220,978      220,978     1,703,050   1,590,896   1,590,896   2,297,774   6,151,222   6,151,222    8,884,374
   28      2,381,750     189,696      189,696     1,703,050   1,651,496   1,651,496   2,339,925   6,751,031   6,751,031    9,565,210
   29      2,500,837     155,349      155,349     1,703,050   1,713,984   1,713,984   2,384,005   7,407,511   7,407,511   10,303,210
   30      2,625,879     117,463      117,463     1,703,050   1,778,379   1,778,379   2,430,256   8,125,731   8,125,731   11,104,272

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                              $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                                     $1,703,050 SPECIFIED AMOUNT
                                                    CASH VALUE ACCUMULATION TEST
                                                     UNISEX: NONTOBACCO, AGE 45
                                                       DEATH BENEFIT OPTION 1
                                                          GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1       105,000      81,624      85,124      1,703,050     86,808      90,308     1,703,050    91,997       95,497     1,703,050
    2       215,250     161,531      167,031     1,703,050    177,011     182,511     1,703,050    193,122     198,622     1,703,050
    3       331,013     239,779      243,779     1,703,050    270,809     274,809     1,703,050    304,400     308,400     1,703,050
    4       452,563     316,410      316,410     1,703,050    368,410     368,410     1,703,050    426,972     426,972     1,703,050
    5       580,191     391,447      391,447     1,703,050    470,018     470,018     1,703,050    562,104     562,104     1,703,050
    6       714,201     464,922      464,922     1,703,050    575,869     575,869     1,703,050    711,224     711,224     1,732,829
    7       854,911     536,826      536,826     1,703,050    686,191     686,191     1,703,050    873,779     873,779     2,067,243
    8       897,656     517,114      517,114     1,703,050    705,735     705,735     1,703,050    951,349     951,349     2,186,387
    9       942,539     496,644      496,644     1,703,050    725,437     725,437     1,703,050   1,035,348   1,035,348    2,312,267
   10       989,666     475,291      475,291     1,703,050    745,258     745,258     1,703,050   1,126,244   1,126,244    2,445,341
   11      1,039,150    452,938      452,938     1,703,050    765,169     765,169     1,703,050   1,224,556   1,224,556    2,586,065
   12      1,091,107    429,472      429,472     1,703,050    785,156     785,156     1,703,050   1,330,860   1,330,860    2,734,921
   13      1,145,662    404,773      404,773     1,703,050    805,208     805,208     1,703,050   1,445,784   1,445,784    2,892,392
   14      1,202,945    378,702      378,702     1,703,050    825,306     825,306     1,703,050   1,569,997   1,569,997    3,058,960
   15      1,263,093    351,068      351,068     1,703,050    845,410     845,410     1,703,050   1,704,186   1,704,186    3,235,079
   16      1,326,247    321,609      321,609     1,703,050    865,446     865,446     1,703,050   1,849,030   1,849,030    3,421,202
   17      1,392,560    289,991      289,991     1,703,050    885,310     885,310     1,703,050   2,005,202   2,005,202    3,617,811
   18      1,462,188    255,818      255,818     1,703,050    904,885     904,885     1,703,050   2,173,386   2,173,386    3,825,476
   19      1,535,297    218,646      218,646     1,703,050    924,048     924,048     1,703,050   2,354,301   2,354,301    4,044,833
   20      1,612,062    177,986      177,986     1,703,050    942,677     942,677     1,703,050   2,548,716   2,548,716    4,276,589
   21      1,692,665    133,359      133,359     1,703,050    960,685     960,685     1,703,050   2,757,535   2,757,535    4,521,608
   22      1,777,298     84,246      84,246      1,703,050    977,987     977,987     1,703,050   2,981,762   2,981,762    4,780,720
   23      1,866,163     30,079      30,079      1,703,050    994,507     994,507     1,703,050   3,222,520   3,222,520    5,054,806
   24      1,959,471       *            *            *       1,010,124   1,010,124    1,703,050   3,480,954   3,480,954    5,344,627
   25      2,057,445       *            *            *       1,024,635   1,024,635    1,703,050   3,758,137   3,758,137    5,650,845
   26      2,160,317       *            *            *       1,037,750   1,037,750    1,703,050   4,055,044   4,055,044    5,974,172
   27      2,268,333       *            *            *       1,049,083   1,049,083    1,703,050   4,372,534   4,372,534    6,315,367
   28      2,381,750       *            *            *       1,058,141   1,058,141    1,703,050   4,711,340   4,711,340    6,675,270
   29      2,500,837       *            *            *       1,064,352   1,064,352    1,703,050   5,072,183   5,072,183    7,054,970
   30      2,625,879       *            *            *       1,067,125   1,067,125    1,703,050   5,456,039   5,456,039    7,455,986

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                           Independent Auditors' Report
                           ---------------------------

The Board of Directors of Nationwide Life and Annuity Insurance Company and
   Contract Owners of Nationwide VL Separate Account-D:

     We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-D (comprised of the sub-accounts listed in note 1(b)) (collectively, "the Account") as of December 31, 1999, and the related statement of operations and changes in contract owners' equity for the period May 19, 1999 (commencement of operations) through December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of its operations and its changes in contract owners' equity for the period May 19, 1999 (commencement of operations) through December 31, 1999, in conformity with generally accepted accounting principles.

                                                                       KPMG LLP

Columbus, Ohio
February 18, 2000

--------------------------------------------------------------------------------

                        NATIONWIDE VL SEPARATE ACCOUNT-D
           STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                                December 31, 1999

ASSETS:
   Investments at market value:
     Dreyfus VIF - Quality Bond Portfolio
        51,979 shares (cost $571,634) ........................................................      $   566,051

     Fidelity VIP - Overseas Portfolio: Service Class
        18,250 shares (cost $390,795) ........................................................          499,689

     INVESCO VIF - Blue Chip Growth Portfolio
        30,020 shares (cost $457,560) ........................................................          553,861

     INVESCO VIF - Dynamics Portfolio
        5,684 shares (cost $84,442) ..........................................................          107,429

     INVESCO VIF - Equity Income Portfolio
        27,199 shares (cost $564,013) ........................................................          571,452

     INVESCO VIF - Total Return Portfolio
        23,701 shares (cost $394,166) ........................................................          369,254

     Nationwide SAT - Capital Appreciation Fund
        27,197 shares (cost $764,188) ........................................................          699,228

     Nationwide SAT - High Income Bond Fund
        56,779 shares (cost $560,585) ........................................................          540,534

     Nationwide SAT - Money Market Fund
        7,945 shares (cost $7,945) ...........................................................            7,945

     Nationwide SAT - Strategic Value Fund
        35,973 shares (cost $364,622) ........................................................          338,507
                                                                                                   ------------
           Total investments .................................................................        4,253,950

   Accounts receivable .......................................................................              630
                                                                                                   ------------
           Total assets ......................................................................        4,254,580

Accounts payable .............................................................................                -
                                                                                                   ------------
Contract owners' equity (note 5) .............................................................      $ 4,254,580
                                                                                                   ============


See accompanying notes to financial statements.
================================================================================

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN
CONTRACT OWNERS' EQUITY
STATEMENTS OF OPERATIONS
FOR THE PERIOD MAY 19, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1999

                                                                                                    INVESCO VIF
                                                                    Dreyfus VIF    Fidelity VIP       Blue Chip
                                                                   Quality Bond        Overseas          Growth
                                                            Total     Portfolio       Portfolio       Portfolio
                                                      -----------    -----------    -----------    ------------

INVESTMENT ACTIVITY:
  Reinvested dividends ............................   $    62,096         16,312           --             --
  Mortality and expense risk charges (note 3) .....        (9,788)        (1,426)        (1,057)        (1,203)
                                                      -----------    -----------    -----------    -----------
     Net investment income ........................        52,308         14,886         (1,057)        (1,203)
                                                      -----------    -----------    -----------    -----------

  Proceeds from mutual fund shares sold ...........     4,134,210         10,936          9,416         14,651
  Cost of mutual fund shares sold .................    (4,141,413)       (11,035)        (8,550)       (14,300)
                                                      -----------    -----------    -----------    -----------
     Realized gain (loss) on investments ..........        (7,203)           (99)           866            351
  Change in unrealized gain (loss) on investments .        94,003         (5,582)       108,896         96,302
                                                      -----------    -----------    -----------    -----------
     Net gain (loss) on investments ...............        86,800         (5,681)       109,762         96,653
                                                      -----------    -----------    -----------    -----------
  Reinvested capital gains ........................        62,728           --             --            7,456
                                                      -----------    -----------    -----------    -----------
        Net increase (decrease) in contract owners'
          equity resulting from operations ........       201,836          9,205        108,705        102,906
                                                      -----------    -----------    -----------    -----------

EQUITY TRANSACTIONS:
  Purchase payments received from
     contract owners ..............................     4,183,303         16,014         28,236         80,446
  Transfers between funds .........................          --          552,682        373,054        386,851
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) ............................      (130,559)       (11,846)       (10,308)       (16,345)
                                                      -----------    -----------    -----------    -----------
       Net equity transactions ....................     4,052,744        556,850        390,982        450,952
                                                      -----------    -----------    -----------    -----------

NET CHANGE IN CONTRACT OWNERS' EQUITY .............     4,254,580        566,055        499,687        553,858
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .......          --             --             --             --
                                                      -----------    -----------    -----------    -----------
CONTRACT OWNERS' EQUITY END OF PERIOD .............   $ 4,254,580        566,055        499,687        553,858
                                                      ===========    ===========    ===========    ===========


                                                                        INVESCO VIF
                                                          INVESCO VIF        Equity    INVESCO VIF     INVESCO VIF
                                                             Dynamics        Income     High Yield    Total Return
                                                            Portfolio     Portfolio      Portfolio       Portfolio
                                                         ------------   -----------    -----------    ------------
INVESTMENT ACTIVITY:
  Reinvested dividends ............................      $        25          6,728              1          8,567
  Mortality and expense risk charges (note 3) .....             (187)        (1,313)           (79)           (66)
                                                         -----------    -----------    -----------    -----------
     Net investment income ........................             (162)         5,415            (78)         8,501
                                                         -----------    -----------    -----------    -----------

  Proceeds from mutual fund shares sold ...........            7,473         22,974        373,497          4,835
  Cost of mutual fund shares sold .................           (7,300)       (23,054)      (380,462)        (5,074)
                                                         -----------    -----------    -----------    -----------
     Realized gain (loss) on investments ..........              173            (80)        (6,965)          (239)
  Change in unrealized gain (loss) on investments .           22,986          7,438             (1)       (24,912)
                                                         -----------    -----------    -----------    -----------
     Net gain (loss) on investments ...............           23,159          7,358         (6,966)       (25,151)
                                                         -----------    -----------    -----------    -----------
  Reinvested capital gains ........................             --            3,011           --            1,429
                                                         -----------    -----------    -----------    -----------
        Net increase (decrease) in contract owners'
          equity resulting from operations ........           22,997         15,784         (7,044)       (15,221)
                                                         -----------    -----------    -----------    -----------

EQUITY TRANSACTIONS:
  Purchase payments received from
     contract owners ..............................           74,006        171,665          7,086         20,798
  Transfers between funds .........................           19,104        410,200           --          373,054
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) ............................           (8,684)       (26,200)           (42)       (10,150)
                                                         -----------    -----------    -----------    -----------
       Net equity transactions ....................           84,426        555,665          7,044        383,702
                                                         -----------    -----------    -----------    -----------

NET CHANGE IN CONTRACT OWNERS' EQUITY .............          107,423        571,449           --          368,481
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .......             --             --             --             --
                                                         -----------    -----------    -----------    -----------
CONTRACT OWNERS' EQUITY END OF PERIOD .............          107,423        571,449           --          368,481
                                                         ===========    ===========    ===========    ===========


                                                                     (Continued)

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN
CONTRACT OWNERS' EQUITY, CONTINUED
STATEMENTS OF OPERATIONS, Continued

FOR THE PERIOD MAY 19, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1999

                                               Nationwide SAT
                                                       Capital  Nationwide SAT   Nationwide SAT    Nationwide SAT
                                                  Appreciation     High Income     Money Market   Strategic Value
                                                          Fund       Bond Fund             Fund              Fund
                                                      ---------     ----------        ----------       ----------

INVESTMENT ACTIVITY:
  Reinvested dividends ............................   $   2,465         23,636             3,026          1,336
  Mortality and expense risk charges (note 3) .....      (1,765)        (1,350)             (498)          (844)
                                                      ---------       --------        ----------       --------
     Net investment income ........................         700         22,286             2,528            492
                                                      ---------       --------        ----------       --------

  Proceeds from mutual fund shares sold ...........      14,707         11,196         3,657,504          7,021
  Cost of mutual fund shares sold .................     (15,130)       (11,489)       (3,657,504)        (7,515)
                                                      ---------       --------        ----------       --------
     Realized gain (loss) on investments ..........        (423)          (293)             --             (494)
  Change in unrealized gain (loss) on investments .     (64,959)       (20,050)             --          (26,115)
                                                      ---------       --------        ----------       --------
     Net gain (loss) on investments ...............     (65,382)       (20,343)             --          (26,609)
                                                      ---------       --------        ----------       --------
  Reinvested capital gains ........................      45,603           --                --            5,229
                                                      ---------       --------        ----------       --------

        Net increase (decrease) in contract owners'
          equity resulting from operations ........     (19,079)         1,943             2,528        (20,888)
                                                      ---------       --------        ----------       --------

EQUITY TRANSACTIONS:
  Purchase payments received from
     contract owners ..............................        --             --           3,785,052           --
  Transfers between funds .........................     731,250        548,437        (3,760,255)       365,623
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) ............................     (12,954)        (9,853)          (17,945)        (6,232)
                                                      ---------       --------        ----------       --------
       Net equity transactions ....................     718,296        538,584             6,852        359,391
                                                      ---------       --------        ----------       --------

NET CHANGE IN CONTRACT OWNERS' EQUITY .............     699,217        540,527             9,380        338,503
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .......        --             --                --             --
                                                      ---------       --------        ----------       --------
CONTRACT OWNERS' EQUITY END OF PERIOD .............   $ 699,217        540,527             9,380        338,503
                                                      =========       ========        ==========       ========


See accompanying notes to financial statements.

-------------------------------------------------------------------------------

                       NATIONWIDE VL SEPARATE ACCOUNT-D

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (a)  Organization and Nature of Operations

         The Nationwide VL Separate Account-D (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on May 22, 1998. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers Corporate Flexible Premium Variable Life Insurance Policies through the Account.

    (b)  The Contracts

         Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

         Contract owners may invest in the following:

            Portfolio of the Dreyfus Variable Investment Fund (Dreyfus VIF);
              Dreyfus VIF - Quality Bond Portfolio

            Portfolio of the Fidelity Variable Insurance Products Fund
              (Fidelity VIP); Fidelity VIP - Overseas Portfolio: Service Class

            Goldman Sachs Variable Insurance Trust - Global Income Fund

            Portfolio of the INVESCO Variable Investment Fund (INVESCO VIF);
              INVESCO VIF - Blue Chip Growth Portfolio
              INVESCO VIF - Dynamics Portfolio
              INVESCO VIF - Equity Income Portfolio
              INVESCO VIF - Health Sciences Portfolio
              INVESCO VIF - High Yield Portfolio
              INVESCO VIF - Realty Portfolio
              INVESCO VIF - Small Company Growth Portfolio
              INVESCO VIF - Technology Portfolio
              INVESCO VIF - Total Return Portfolio
              INVESCO VIF - Utilities Portfolio

            Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
              Nationwide SAT - Balanced Fund
              Nationwide SAT - Capital Appreciation Fund
              Nationwide SAT - Equity Income Fund
              Nationwide SAT - Global Equity Fund
              Nationwide SAT - Government Bond Fund
              Nationwide SAT - High Income Bond Fund
              Nationwide SAT - Money Market Fund
              Nationwide SAT - Multi-Sector Bond Fund
              Nationwide SAT - Select Advisers Mid Cap Fund
              Nationwide SAT - Select Advisers Small Cap Growth Fund Nationwide SAT - Small Cap Value Fund
              Nationwide SAT - Small Company Fund
              Nationwide SAT - Strategic Growth Fund
              Nationwide SAT - Strategic Value Fund
              Nationwide SAT - Total Return Fund

                                                                     (Continued)
            Salomon Brothers Investors Fund

                        NATIONWIDE VL SEPARATE ACCOUNT-D

         At December 31, 1999, contract owners have invested in all of the above funds except for Goldman Sachs Variable Insurance Trust - Global Income Fund, INVESCO VIF - Health Sciences Portfolio, INVESCO VIF - Realty Portfolio, INVESCO VIF - Small Company Growth Portfolio, INVESCO VIF - Technology Portfolio, INVESCO VIF - Utilities Portfolio, Nationwide SAT
         - Balanced Fund, Nationwide SAT - Equity Income Fund, Nationwide SAT - Global Equity Fund, Nationwide SAT - Government Bond Fund, Nationwide SAT - Multi-Sector Bond Fund, Nationwide SAT - Select Advisers Mid Cap Fund, Nationwide SAT - Select Advisers Small Cap Growth Fund, Nationwide SAT - Small Cap Value Fund, Nationwide SAT - Small Company Fund, Nationwide SAT - Strategic Growth Fund, Nationwide SAT - Total Return Fund and Salomon Brothers Investors Fund. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note
         2).

         The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

    (c)  Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1999. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

    (d)  Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

    (e)  Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) Policy Charges

    (a)  Deductions from Premium

         The Company deducts a charge for state premium taxes not to exceed 3.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 5.5% from each premium payment received.

    (b)  Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

    (c)  Administrative Charges

         The Company currently deducts a monthly administrative charge of $5 in all policy years. This charge is subject to change but will not exceed $10 per policy year.

(3)  Asset Charges

     The Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. This charge is guaranteed not to exceed an annual effective rate of .75%. The annual rate is currently .60% during the first through fourth policy years, .40% during the fifth through twentieth policy years, and .25% thereafter. This charge is assessed against each contract through the daily unit value calculation.

(4)  Related Party Transactions

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, share-holder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.


                                                                     (continued)

                       NATIONWIDE VL SEPARATE ACCOUNT-D

(5) COMPONENTS OF CONTRACT OWNERS' EQUITY

    The following is a summary of contract owners' equity at December 31, 1999:

                                                                                                         PERIOD
    Contract owners' equity represented by:              UNITS     UNIT VALUE                           RETURN(b)
                                                         -----     ----------                           ---------
       Dreyfus Variable Investment Fund -
         Quality Bond Portfolio.....................    56,693   $  9.984562        $   566,055          0%(a)
       Fidelity VIP -
         Overseas Service Class Shares..............    36,657     13.631426            499,687         36%(a)
       INVESCO VIF - Blue Chip Growth Portfolio.....    43,491     12.735013            553,858         27%(a)
       INVESCO VIF - Dynamics Portfolio.............     7,042     15.254583            107,423         53%(a)
       INVESCO VIF - Equity Income Portfolio........    50,378     11.343231            571,449         13%(a)
       INVESCO VIF - Total Return Portfolio.........    38,648      9.534274            368,481        (5)%(a)
       Nationwide SAT -
         Capital Appreciation Fund..................    67,426     10.370136            699,217          4%(a)
       Nationwide SAT - High Income Bond Fund.......    52,850     10.227564            540,527          2%(a)
       Nationwide SAT - Money Market Fund...........       900     10.421897              9,380          4%(a)
       Nationwide SAT - Strategic Value Fund........    35,095      9.645322            338,503        (4)%(a)
                                                        ======      ========        -----------

                                                                                    $ 4,254,580
                                                                                    ===========

(a) Non-annualized. The return was computed for the period 1/05/99 (effective date) through 12/31/99.
(b) The annual return does not include contract charges satisfied by surrendering units.



================================================================================

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life and Annuity Insurance Company:


We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1999 and 1998, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.





Columbus, Ohio
January 28, 2000

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                   ($000's omitted, except per share amounts)


                                                                                                 December 31,
                                                                                        -------------------------------
                                         Assets                                              1999            1998
                                         ------                                         --------------- ---------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                             $ 1,051,556    $    904,946
    Equity securities                                                                           5,659          20,853
  Mortgage loans on real estate, net                                                          330,068         268,894
  Real estate, net                                                                              2,200           2,250
  Policy loans                                                                                    465             332
  Short-term investments                                                                          706           2,277
                                                                                        --------------- ---------------
                                                                                            1,390,654       1,199,552
                                                                                        --------------- ---------------

Cash                                                                                            4,280               2
Accrued investment income                                                                      13,906          11,645
Deferred policy acquisition costs                                                              92,025          53,007
Reinsurance receivable from affiliate                                                          91,667               -
Other assets                                                                                   42,851          41,542
Assets held in separate accounts                                                            2,127,080       1,533,690
                                                                                        --------------- ---------------
                                                                                          $ 3,762,463     $ 2,839,438
                                                                                        =============== ===============

                          Liabilities and Shareholder's Equity
                          ------------------------------------
Future policy benefits and claims                                                         $ 1,480,807     $ 1,163,829
Other liabilities                                                                              41,308          25,933
Liabilities related to separate accounts                                                    2,127,080       1,533,690
                                                                                        --------------- ---------------
                                                                                            3,649,195       2,723,452
                                                                                        --------------- ---------------

Commitments and contingencies (notes 8 and 12)

Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares                2,640           2,640
  Additional paid-in capital                                                                   52,960          52,960
  Retained earnings                                                                            59,536          50,331
  Accumulated other comprehensive income                                                       (1,868)         10,055
                                                                                        --------------- ---------------
                                                                                              113,268         115,986
                                                                                        --------------- ---------------
                                                                                          $ 3,762,463     $ 2,839,438
                                                                                        =============== ===============


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                                ($000's omitted)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  1999            1998           1997
                                                                              -------------   -------------  --------------

Revenues:
  Policy charges                                                                 $44,793         $28,549        $11,244
  Life insurance premiums                                                            292              63            363
  Net investment income                                                           13,959          11,314         11,577
  Realized gains (losses) on investments                                           5,208             696           (246)
  Other income                                                                     1,059           1,165          1,057
                                                                              -------------   -------------  --------------
                                                                                  65,311          41,787         23,995
                                                                              -------------   -------------  --------------
Benefits and expenses:
  Interest credited to policyholder account balances                               8,548           4,881          3,948
  Other benefits and claims                                                        5,210           1,586            433
  Amortization of deferred policy acquisition costs                               13,592           4,348          1,402
  Other operating expenses                                                        24,185           8,952          1,860
                                                                              -------------   -------------  --------------
                                                                                  51,535          19,767          7,643
                                                                              -------------   -------------  --------------

    Income before federal income tax expense                                      13,776          22,020         16,352

Federal income tax expense                                                         4,571           7,501          5,749
                                                                              -------------   -------------  --------------

    Net income                                                                   $ 9,205         $14,519        $10,603
                                                                              =============   =============  ==============


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1999, 1998 and 1997
                                ($000's omitted)



                                                                                            Accumulated
                                                           Additional                          other             Total
                                              Common         paid-in        Retained       comprehensive     shareholder's
                                               stock         capital        earnings           income            equity
                                            ------------  --------------  --------------  -----------------  ---------------

December 31, 1996                              $2,640        $52,960          $25,209           $ 3,228         $ 84,037

Comprehensive income:
  Net income                                        -              -           10,603                 -           10,603
  Net unrealized gains on securities
    available-for-sale arising during the year      -              -                -             3,940            3,940
                                                                                                             ---------------
  Total comprehensive income                                                                                      14,543
                                            ------------  --------------  --------------  -----------------  ---------------
December 31, 1997                               2,640         52,960           35,812             7,168           98,580

Comprehensive income:
  Net income                                        -              -           14,519                 -           14,519
  Net unrealized gains on securities
    available-for-sale arising during the year      -              -                -             2,887            2,887
                                                                                                             ---------------
  Total comprehensive income                                                                                      17,406
                                            ------------  --------------  --------------  -----------------  ---------------
December 31, 1998                               2,640         52,960           50,331            10,055          115,986

Comprehensive income:
  Net income                                        -              -            9,205                 -            9,205
  Net unrealized losses on securities
    available-for-sale arising during the year      -              -                -           (11,923)         (11,923)
                                                                                                             ---------------
  Total comprehensive income                                                                                      (2,718)
                                            ------------  --------------  --------------  -----------------  ---------------
December 31, 1999                              $2,640        $52,960          $59,536           $(1,868)        $113,268
                                            ============  ==============  ==============  =================  ===============


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                                ($000's omitted)

                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                    1999           1998             1997
                                                                                ------------- ---------------- ---------------
Cash flows from operating activities:
  Net income                                                                      $    9,205      $  14,519       $  10,603
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                               8,548          4,881           3,948
      Capitalization of deferred policy acquisition costs                            (33,965)       (29,216)        (20,099)
      Amortization of deferred policy acquisition costs                               13,592          4,348           1,402
      Amortization and depreciation                                                    1,351           (479)            250
      Realized (gains) losses on invested assets, net                                 (5,208)          (696)            246
      Increase in accrued investment income                                           (2,261)          (867)         (1,589)
      Increase in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                                      160,246        139,991         228,898
      Other, net                                                                      20,486        (29,802)         14,370
                                                                                ------------- ---------------- ---------------
          Net cash provided by operating activities                                  171,994        102,679         238,029
                                                                                ------------- ---------------- ---------------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                            137,210        117,228          95,366
  Proceeds from sale of securities available-for-sale                                 73,864         17,403          30,431
  Proceeds from repayments of mortgage loans on real estate                           32,397         28,180          15,199
  Proceeds from sale of real estate                                                        -            707               -
  Proceeds from repayments of policy loans                                               109             99              67
  Cost of securities available-for-sale acquired                                    (375,642)      (242,516)       (267,899)
  Cost of mortgage loans on real estate acquired                                     (93,500)       (78,180)        (84,736)
  Cost of real estate acquired                                                             -             (3)            (13)
  Policy loans issued                                                                   (242)          (216)           (155)
  Short-term investments, net                                                          1,571         16,691         (18,476)
                                                                                ------------- ---------------- ---------------
          Net cash used in investing activities                                     (224,233)      (140,607)       (230,216)
                                                                                ------------- ---------------- ---------------

Cash flows from financing activities:
  Increase in investment product and universal life insurance
    product account balances                                                         192,893         74,828           6,952
  Decrease in investment product and universal life insurance
    product account balances                                                        (136,376)       (42,061)        (13,898)
                                                                                ------------- ---------------- ---------------
          Net cash provided by (used in) financing activities                         56,517         32,767          (6,946)
                                                                                ------------- ---------------- ---------------

Net increase (decrease) in cash                                                        4,278         (5,161)            867

Cash, beginning of year                                                                    2          5,163           4,296
Cash, end of year                                                                $     4,280   $          2     $     5,163
                                                                                ============= ================ ===============


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1999, 1998 and 1997
                                ($000's omitted)

(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company provides long-term savings and retirement products, including variable annuities, fixed annuities and life insurance.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1999 or 1998.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  SEPARATE ACCOUNTS

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         (e)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 4.5%, 5.1% and 5.1% for the years ended December 31, 1999, 1998 and 1997, respectively.

         (f)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  REINSURANCE CEDED

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP, which has been adopted prospectively as of January 1, 1999, requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. Prior to the adoption of SOP 98-1, the Company expensed internal use software related costs as incurred. The effect of adopting the SOP was to increase net income for 1999 by $431.

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain investment and insurance contracts, are also addressed by the Statement. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999 the FASB issued Statement No. 137 which delayed the effective date of FAS 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt this Statement in first quarter 2001 and is currently evaluating the impact on results of operations and financial condition.


         (i)  RECLASSIFICATION

              Certain items in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1999 and 1998 were:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
                                                                      cost           gains        losses       fair value
                                                                 --------------- ------------- ------------- ---------------
             December 31, 1999:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies           $     36,717     $       2    $  (1,198)    $     35,521
                 Obligations of states and political subdivisions          302             -           (7)             295
                 Debt securities issued by foreign governments           2,256             2          (22)           2,236
                 Corporate securities                                  773,869         2,208      (13,367)         762,710
                 Mortgage-backed securities                            252,668         1,001       (2,875)         250,794
                                                                 --------------- ------------- ------------- ---------------
                     Total fixed maturity securities                 1,065,812         3,213      (17,469)       1,051,556
               Equity securities                                         1,990         3,669            -            5,659
                                                                 --------------- ------------- ------------- ---------------
                                                                    $1,067,802        $6,882     $(17,469)      $1,057,215
                                                                 ===========================================================

             December 31, 1998:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $  15,577      $    232      $   (11)       $  15,798
                 Obligations of states and political subdivisions          332             1            -              333
                 Debt securities issued by foreign governments           4,015            23            -            4,038
                 Corporate securities                                  602,925        15,446         (358)         618,013
                 Mortgage-backed securities                            261,225         5,605          (66)         266,764
                                                                 --------------- ------------- ------------- ---------------
                     Total fixed maturity securities                   884,074        21,307         (435)         904,946
               Equity securities                                        15,323         5,530            -           20,853
                                                                 --------------- ------------- ------------- ---------------
                                                                      $899,397       $26,837        $(435)        $925,799
                                                                 =============== ============= ============= ===============

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1999, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized     Estimated
                                                                                     cost       fair value
                                                                                 ------------ ---------------
             Fixed maturity securities available-for-sale:
               Due in one year or less                                           $    50,029   $    49,799
               Due after one year through five years                                 399,476       393,204
               Due after five years through ten years                                331,022       326,616
               Due after ten years                                                   285,285       281,937
                                                                                 ------------ ---------------
                                                                                  $1,065,812    $1,051,556
                                                                                 ============ ===============

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of December 31:

                                                                                     1999          1998
                                                                                 ------------- --------------

             Gross unrealized gains (losses)                                       $(10,587)      $26,402
             Adjustment to deferred policy acquisition costs                          7,714       (10,933)
             Deferred federal income tax                                              1,006        (5,414)
                                                                                 ------------- --------------
                                                                                  $  (1,868)      $10,055
                                                                                 ============= ==============

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale follows for the years ended December 31:

                                                                              1999          1998          1997
                                                                          ------------- ------------- -------------
            Securities available-for-sale:
              Fixed maturity securities                                    $ (35,128)      $ 3,922      $  9,177
              Equity securities                                               (1,861)        2,467         1,663
                                                                          ------------- ------------- -------------
                                                                           $ (36,989)      $ 6,389       $10,840
                                                                          ============= ============= =============

         Proceeds from the sale of securities available-for-sale during 1999, 1998 and 1997 were $73,864, $17,403 and $30,431, respectively. During
         1999, gross gains of $297 ($509 and $825 in 1998 and 1997, respectively) and gross losses of $37 (none and $1,124 in 1998 and 1997, respectively) were realized on those sales. See note 10.

         The Company has no investments which were non-income producing for the twelve month periods preceding December 31, 1999 and 1998.

         Real estate is presented at cost less accumulated depreciation of $155 as of December 31, 1999 ($105 as of December 31, 1998). There was no valuation allowance as of December 31, 1999 or 1998.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1999 was $881 ($890 as of December 31, 1998). No valuation allowance has been recorded for these loans as of December 31, 1999 or 1998. During 1999, the average recorded investment in impaired mortgage loans on real estate was approximately $885 ($178 in 1998) and there was no interest income recognized on those loans. Interest income recognized on impaired loans was $15 in 1998, which is equal to interest income recognized using a cash-basis method of income recognition.

         The valuation allowance account for mortgage loans on real estate was $750 for the year ended December 31, 1999 and remains unchanged from the previous two years.

         An analysis of investment income by investment type follows for the years ended December 31:

                                                                           1999         1998        1997
                                                                        ------------ ----------- -----------
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $66,160      $56,398     $53,491
                 Equity securities                                              -            -         375
               Mortgage loans on real estate                               23,475       21,124      14,862
               Real estate                                                    413          379         318
               Short-term investments                                       1,580        1,361         899
               Other                                                          334          178          90
                                                                        ------------ ----------- -----------
                   Total investment income                                 91,962       79,440      70,035
             Less:
               Investment expenses                                          2,040        1,773       1,386
               Net investment income ceded (note 11)                       75,963       66,353      57,072
                                                                        ------------ ----------- -----------
                   Net investment income                                  $13,959      $11,314     $11,577
                                                                        ============ =========== ===========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                                           1999         1998        1997
                                                                        ------------ ----------- ------------

             Fixed maturity securities available-for-sale               $    260        $ 509       $(299)
             Mortgage loans on real estate                                     7            -          53
             Real estate and other                                         4,941          187           -
                                                                        ------------ ----------- ------------
                                                                        $  5,208        $ 696       $(246)
                                                                        ============ =========== ============

         Fixed maturity securities with an amortized cost of $3,540 and $3,562 as of December 31, 1999 and 1998, respectively, were on deposit with various regulatory agencies as required by law.

(4)      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges.

         Interest rate swaps are primarily used to convert specific investment securities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income consistent with the nature of the hedged item. The changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated investments to U.S. dollars.

         The following table summarizes the notional amount of derivative financial instruments classified as hedges outstanding as of December 31, 1999. Prior to 1999 the Company's activities in derivatives were not significant.



            Interest rate swaps
               Pay fixed/receive variable rate swaps hedging investments     $    1,585

            Foreign currency swaps
               Hedging foreign currency denominated investments              $    1,420

            Interest rate futures contracts                                  $    2,483

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      FEDERAL INCOME TAX

         The tax effects of temporary differences that give rise to significant components of the net deferred tax asset as of December 31, 1999 and 1998 are as follows:

                                                                               1999          1998
                                                                            ------------  ------------
             Deferred tax assets:
               Future policy benefits                                        $ 17,454     $  16,670
               Liabilities in separate accounts                                15,603        12,477
               Fixed maturity securities                                        3,905             -
               Mortgage loans on real estate and real estate                      266           263
                                                                            ------------  ------------
                 Total gross deferred tax assets                               37,228        29,410
                                                                            ------------  ------------

             Deferred tax liabilities:
               Fixed maturity securities                                            -         8,669
               Deferred policy acquisition costs                               15,624         8,103
               Equity securities                                                1,284         1,935
               Other                                                           13,799        10,422
                                                                            ------------  ------------
                 Total gross deferred tax liabilities                          30,707        29,129
                                                                            ------------  ------------
                  Net deferred tax asset                                     $  6,521     $     281
                                                                            ============  ============

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1999, 1998 and 1997 based on its analysis of future deductible amounts.

         The Company's current federal income tax liability was $1,860 and $1,522 as of December 31, 1999 and 1998, respectively.

         Federal income tax expense for the years ended December 31 was as follows:

                                                                           1999         1998        1997
                                                                        ------------ ----------- ------------

             Currently payable                                           $  4,391      $10,014      $2,458
             Deferred tax expense (benefit)                                   180       (2,513)      3,291
                                                                        ------------ ----------- ------------
                                                                         $  4,571     $  7,501      $5,749
                                                                        ============ =========== ============

         Total federal income tax expense for the years ended December 31, 1999, 1998 and 1997 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                              1999                   1998                   1997
                                                       --------------------   --------------------   --------------------
                                                         Amount       %         Amount       %         Amount       %
                                                       --------------------   --------------------   --------------------

             Computed (expected) tax expense              $4,822     35.0        $7,707     35.0        $5,723     35.0
             Tax exempt interest and dividends
                received deduction                          (255)    (1.8)         (223)    (1.0)            -      -
             Other, net                                        4      -              17      0.1            26     (0.2)
                                                       ----------- --------   ----------- --------   ----------- --------
                   Total (effective rate of each year)    $4,571     33.2        $7,501     34.1        $5,749     35.2
                                                       =========== ========   =========== ========   =========== ========

         Total federal income tax paid was $4,053, $9,298 and $9,566 during the years ended December 31, 1999, 1998 and 1997, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(6)      COMPREHENSIVE INCOME

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

                                                                           1999            1998           1997
                                                                       -------------   -------------  --------------

             Unrealized gains (losses) on securities available-for-sale arising during the period:
                Gross                                                    $ (36,729)        $ 6,898        $10,541
                Adjustment to deferred policy acquisition costs             18,645          (1,947)        (4,778)
                Related federal income tax (expense) benefit                 6,330          (1,733)        (2,017)
                                                                       -------------   -------------  --------------
                   Net                                                     (11,754)          3,218          3,746
                                                                       -------------   -------------  --------------

             Reclassification adjustment for net (gains) losses on
                securities available-for-sale realized during the
             period:
                Gross                                                         (260)           (509)           299
                Related federal income tax expense (benefit)                    91             178           (105)
                                                                       -------------   -------------  --------------
                   Net                                                        (169)           (331)           194
                                                                       -------------   -------------  --------------
             Total Other Comprehensive Income                            $ (11,923)        $ 2,887        $ 3,940
                                                                       =============   =============  ==============

(7)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

              MORTGAGE LOANS ON REAL ESTATE: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 8.

              FUTURES CONTRACTS: The fair value for futures contracts is based on quoted market prices.

              INTEREST RATE AND FOREIGN CURRENCY SWAPS: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued



         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                        1999                              1998
                                                           -------------------------------   -------------------------------
                                                              Carrying       Estimated          Carrying       Estimated
                                                               amount        fair value          amount        fair value
                                                           --------------  --------------    --------------  --------------
              Assets:
                Investments:
                  Securities available-for-sale:
                    Fixed maturity securities              $  1,051,556    $  1,051,556       $   904,946     $   904,946
                    Equity securities                             5,659           5,659            20,853          20,853
                  Mortgage loans on real estate, net            330,068         324,610           268,894         276,387
                  Policy loans                                      465             465               332             332
                  Short-term investments                            706             706             2,277           2,277
                Cash                                              4,280           4,280                 2               2
                Assets held in separate accounts              2,127,080       2,127,080         1,533,690       1,533,690

              Liabilities:
                Investment contracts                         (1,335,787)     (1,283,459)       (1,153,930)     (1,113,584)
                Policy reserves on life insurance contracts    (145,020)       (145,370)           (9,899)        (10,517)
                Liabilities related to separate accounts     (2,127,080)     (2,082,541)       (1,533,690)     (1,501,255)

              Derivative financial instruments:
                Interest rate swaps hedging assets                  109             109                 -               -
                Foreign currency swaps                              (18)            (18)                -               -
                Futures contracts                                    21              21                 -               -

(8)      RISK DISCLOSURES

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $10,039 extending into 2000 were outstanding as of December 31, 1999.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 30% (33% in 1998) in any geographic area and no more than 5% (6% in 1998) with any one borrower as of December 31, 1999. As of December 31, 1999 22% (36% in 1998) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.

(9)      PENSION PLAN AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC.

         Pension costs charged to operations by the Company during the years ended December 31, 1999, 1998 and 1997 were $127, $235 and $257, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1999 and 1998 was $1,040 and $1,008, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1999, 1998 and 1997 was $177, $130 and $94, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued



         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1999 and 1998 follows:

                                                                             Pension Benefits          Postretirement Benefits
                                                                        ---------------------------   ---------------------------
                                                                            1999          1998            1999          1998
                                                                        ------------- -------------   ------------- -------------

              Change in benefit obligation:
              Benefit obligation at beginning of year                     $2,185,000   $ 2,033,800    $    270,100  $    237,900
              Service cost                                                    80,000        87,600          14,200         9,800
              Interest cost                                                  109,900       123,400          17,600        15,400
              Actuarial (gain) loss                                          (95,000)      123,200         (64,400)       15,600
              Plan settlement in 1999/curtailment in 1998                   (396,100)     (107,200)            -             -
              Benefits paid                                                  (72,400)      (75,800)        (11,000)       (8,600)
              Acquired companies                                                 -             -            13,300           -
                                                                        ------------- -------------   ------------- -------------
              Benefit obligation at end of year                            1,811,400     2,185,000         239,800       270,100
                                                                        ------------- -------------   ------------- -------------

              Change in plan assets:
              Fair value of plan assets at beginning of year               2,541,900     2,212,900          77,900        69,200
              Actual return on plan assets                                   161,800       300,700           3,500         5,000
              Employer contribution                                           12,400       104,100          20,900        12,100
              Plan settlement                                               (396,100)          -               -             -

              Benefits paid                                                  (72,400)      (75,800)        (11,000)       (8,400)
                                                                        ------------- -------------   ------------- -------------
              Fair value of plan assets at end of year                     2,247,600     2,541,900          91,300        77,900
                                                                        ------------- -------------   ------------- -------------

              Funded status                                                  436,200       356,900        (148,500)     (192,200)
              Unrecognized prior service cost                                 28,200        31,500             -             -
              Unrecognized net (gains) losses                               (402,000)     (345,700)        (46,700)       16,000
              Unrecognized net (asset) obligation at transition               (7,700)      (11,000)          1,100         1,300
                                                                        ------------- -------------   ------------- -------------
              Prepaid (accrued) benefit cost                            $     54,700  $     31,700     $  (194,100)  $  (174,900)
                                                                        ============= =============   ============= =============

         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                             Pension Benefits          Postretirement Benefits
                                                                        ---------------------------   ---------------------------
                                                                            1999          1998            1999          1998
                                                                        ------------- -------------   ------------- -------------

              Weighted average discount rate                               7.00%         5.50%            7.80%         6.65%
              Rate of increase in future compensation levels               5.25%         3.75%             -             -
              Assumed health care cost trend rate:
                    Initial rate                                             -             -             15.00%        15.00%
                    Ultimate rate                                            -             -              5.50%         8.00%
                    Uniform declining period                                 -             -              5 Years     15 Years

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1999, 1998 and 1997 follows:

                                                                                     1999           1998            1997
                                                                                 -------------  --------------  --------------

              Service cost (benefits earned during the period)                    $   80,000     $   87,600      $   77,300
              Interest cost on projected benefit obligation                          109,900        123,400         118,600
              Expected return on plan assets                                        (160,300)      (159,000)       (139,000)
              Recognized gains                                                        (9,100)        (3,800)              -
              Amortization of prior service cost                                       3,200          3,200           3,200
              Amortization of unrecognized transition obligation (asset)              (1,400)         4,200           4,200
                                                                                 -------------  --------------  --------------
                                                                                  $   22,300     $   55,600      $   64,300
                                                                                 =============  ==============  ==============

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide Insurance and employees of WSC ended participation in the plan. A curtailment gain of $67,100 resulted (consisting of a $107,200 reduction in the projected benefit obligation, net of the write-off of the $40,100 remaining unamortized transition obligation related to WSC). During 1999, the plan transferred assets to settle its obligation related to WSC employees. A settlement gain of $32.9 million was recognized.

         Basis for measurements, net periodic pension cost for the pension plan:

                                                                                        1999          1998          1997
                                                                                     -----------   -----------   -----------

             Weighted average discount rate                                            6.08%         6.00%         6.50%
             Rate of increase in future compensation levels                            4.33%         4.25%         4.75%
             Expected long-term rate of return on plan assets                          7.33%         7.25%         7.25%

         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1999, 1998 and 1997 was as follows:

                                                                                    1999           1998            1997
                                                                                -------------  --------------  -------------

             Service cost (benefits attributed to employee service
                during the year)                                                    $14,200       $  9,800        $  7,000
             Interest cost on accumulated postretirement benefit obligation          17,600         15,400          14,000
             Actual return on plan assets                                            (3,500)        (5,000)         (3,600)
             Amortization of unrecognized transition obligation of affiliates           600            200             200
             Net amortization and deferral                                           (1,800)         1,200            (500)
                                                                                -------------  --------------  -------------
                                                                                    $27,100        $21,600         $17,100
                                                                                =============  ==============  =============

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 1999, 1998 and 1997 were as follows:

                                                                                        1999          1998          1997
                                                                                     -----------   -----------   -----------
             NPPBC:
               Discount rate                                                           6.65%         6.70%         7.25%
               Long term rate of return on plan
                   assets, net of tax                                                  7.15%         5.83%         5.89%
               Assumed health care cost trend rate:
                   Initial rate                                                       15.00%        12.00%        11.00%
                   Ultimate rate                                                       5.50%         6.00%         6.00%
                   Uniform declining period                                           5 Years      12 Years      12 Years

         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1999 and have no impact on the NPPBC for the year ended December 31, 1999.

(10) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The statutory capital and surplus of the Company as reported to regulatory authorities as of December 31, 1999, 1998 and 1997 was $63,275, $70,135 and $74,820, respectively. The statutory net (loss) income of the Company as reported to regulatory authorities for the years ended December 31, 1999, 1998 and 1997 was $(305), $(3,371) and
         $7,446, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1999, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $6,328.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

(11)     TRANSACTIONS WITH AFFILIATES

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1999, 1998 and 1997, the Company made lease payments to NMIC and its subsidiaries of $660, $430 and $703, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 1999, 1998 and 1997, the Company made payments to NMIC and Nationwide Services Company totaling $5,150, $2,933, and $2,564, respectively. In addition, the Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. Amounts ceded to NLIC in 1999 are included in NLIC's results of operations for 1999 and include premiums of $258,468 ($241,503 and $300,617 in 1998 and 1997, respectively), net investment income of $75,963 ($66,353 and $57,072 in 1998 and 1997, respectively) and benefits, claims and other expenses of $319,240 ($296,659 and $343,426 in 1998 and 1997, respectively). In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1999, the Company entered into an intercompany reinsurance agreement with NLIC wherby certain life insurance contracts are ceded on a 100% coinsurance basis. Amounts ceded to NLIC include premiums of $87,696 and expenses of $3,150 during 1999 and policy reserves of $91,667 as of December 31, 1999.

         The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the reinsurance agreements with affiliates are consistent in all material respects with what the Company could have obtained with unaffiliated parties.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         During 1997, the Company sold fixed maturity securities available-for-sale at fair value of $27,253 to NLIC. The Company recognized a $693 gain on the transactions.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $706 and $2,277 as of December 31, 1999 and 1998, respectively, and are included in short-term investments on the accompanying balance sheets.

(12)     CONTINGENCIES
         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(13)     SEGMENT INFORMATION

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in the event of an untimely death, and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate fixed for a prescribed period, tax-deferred accumulation of savings, and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, and all realized gains and losses on investments in a Corporate and Other segment.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1999, 1998 and 1997.

                                     Variable         Fixed            Life       Corporate
                                     Annuities      Annuities       Insurance     and Other      Total
                                     ---------      ---------       ---------     ---------      -----

1999:
Net investment income (1)           $    (2,304)   $     8,550    $     1,596   $     6,117   $    13,959

Other operating revenue                  26,187          3,310         16,647          --          46,144
                                    -----------    -----------    -----------   -----------   -----------
   Total operating revenue (2)           23,883         11,860         18,243         6,117        60,103
                                    -----------    -----------    -----------   -----------   -----------
Interest credited to policyholder
   account balances                        --            6,561          1,987          --           8,548
Amortization of deferred policy
   acquisition costs                      7,686            963          4,943          --          13,592
Other benefits and expenses              13,593          7,378          8,424          --          29,395
                                    -----------    -----------    -----------   -----------   -----------
   Total expenses                        21,279         14,902         15,354          --          51,535
                                    -----------    -----------    -----------   -----------   -----------
Operating income (loss) before
   federal income tax                     2,604         (3,042)         2,889         6,117         8,568
Realized gains on investments              --             --             --           5,208         5,208
                                    -----------    -----------    -----------   -----------   -----------
Consolidated income (loss) before
   federal tax expense              $     2,604    $    (3,042)   $     2,889   $    11,325   $    13,776
                                    ===========    ===========    ===========   ===========   ===========

Assets as of year end               $ 1,957,486    $ 1,352,324    $   382,388   $    70,265   $ 3,762,463
                                    ===========    ===========    ===========   ===========   ===========

1998:
Net investment income (1)           $    (1,417)   $     6,792    $       408   $     5,531   $    11,314
Other operating revenue                  18,209          3,182          8,386          --          29,777
                                    -----------    -----------    -----------   -----------   -----------
   Total operating revenue (2)           16,792          9,974          8,794         5,531        41,091
                                    -----------    -----------    -----------   -----------   -----------
Interest credited to policyholder
   account balances                        --            4,660            221          --           4,881
Amortization of deferred policy
   acquisition costs                      3,466            508            374          --           4,348
Other benefits and expenses               4,442          2,087          4,009          --          10,538
                                    -----------    -----------    -----------   -----------   -----------
   Total expenses                          --            7,908          7,255         4,604        19,767
                                    -----------    -----------    -----------   -----------   -----------
Operating income before federal
    income tax                            8,884          2,719          4,190         5,531        21,324
Realized gains on investments              --             --             --             696           696
                                    -----------    -----------    -----------   -----------   -----------
Consolidated income before
   federal tax expense              $     8,884    $     2,719    $     4,190   $     6,227   $    22,020
                                    ===========    ===========    ===========   ===========   ===========

Assets as of year end               $ 1,502,829    $ 1,162,040    $    92,482   $    82,087   $ 2,839,438
                                    ===========    ===========    ===========   ===========   ===========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued



                                                 Variable         Fixed            Life         Corporate
                                                Annuities       Annuities       Insurance       and Other        Total
                                              --------------- --------------- --------------- ---------------- -------------

         1997:
         Net investment income (1)            $       (873)   $      5,927    $        166    $        6,357   $   11,577

         Other operating revenue                    10,823           1,825              16               -         12,664
                                              --------------- --------------- --------------- ---------------- -------------
            Total operating revenue (2)              9,950           7,752             182             6,357       24,241
                                              --------------- --------------- --------------- ---------------- -------------
         Interest credited to policyholder
            account balances                             -           3,856              92               -          3,948
         Amortization of deferred policy
            acquisition costs                        1,035             347              20               -          1,402
         Other benefits and expenses                 1,648             347             298               -          2,293
                                              --------------- --------------- --------------- ---------------- -------------
            Total expenses                           2,683           4,550             410               -          7,643
                                              --------------- --------------- --------------- ---------------- -------------
         Operating income (loss) before
            federal income tax                       7,267           3,202            (228)            6,357       16,598
         Realized losses on investments                  -               -               -              (246)        (246)
                                              --------------- --------------- --------------- ---------------- -------------
         Consolidated income (loss) before
            federal tax expense               $      7,267    $      3,202    $       (228)   $        6,111   $   16,352
                                              =============== =============== =============== ================ =============

         Assets as of year end                $    925,021    $    989,116    $      2,228    $       88,933   $2,005,298
                                              =============== =============== =============== ================ =============

----------

(1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.

(2)  Excludes realized gains and losses on investments.

     The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This Post Effective Amendment comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 117 pages.


Representations and Undertakings.

Independent Auditors' Consent

Signatures.


The following exhibits required by Forms N-8B-2 and S-6:


1.  Power of Attorney dated April 5, 2000.              Attached hereto

2.  Resolution of the Depositor's Board of Directors    Filed previously with this Registration
    authorizing the establishment of the Registrant,    Statement and incorporated by reference
    adopted May 22, 1998.                               (333-59517).


3.  Distribution Contracts                              Attached hereto.


4.  Form of Security                                    Filed previously with Pre-Effective
                                                        Amendment No. 1 and incorporated by
                                                        reference (1933 Act File No. 333-59517).

5.  Articles of Incorporation of Depositor              Filed previously with this Registration
                                                        Statement and incorporated by reference
                                                        (1933 Act File No. 333-59517).

6.  Application form of Security                        Filed previously with this Registration
                                                        Statement and incorporated by reference
                                                        (1933 Act File No. 333-59517).

7.  Opinion of Counsel                                  Filed previously with this Registration
                                                        Statement and incorporated by reference
                                                        (1933 Act File No. 333-59517).


REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b)(13)(iii)(F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contract holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide VL Separate Account - D:





We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                                                        KPMG LLP


Columbus, Ohio
April 26, 2000

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant, Nationwide VL Separate Account-D, certifies that it meets the requirements of the Securities Act Rule 485(b) and has caused this Post-Effective Amendment to be signed on its behalf in the City of Columbus, and the State of Ohio, on this 26th day of April, 2000.

                                         NATIONWIDE VL SEPARATE ACCOUNT-D
                                    --------------------------------------------
                                                 (Registrant)
(Seal)                          NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                             --------------------------------------------------
Attest:                                          (Depositor)


By:   /s/ GLENN W. SODEN            By:
----------------------------       ---------------------------------------------
          Glenn W. Soden                      Steven Savini, Esq.
         Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of April, 2000.


               SIGNATURE                                 TITLE
LEWIS J. ALPHIN                              Director
------------------------------
Lewis J. Alphin

A. I. BELL                                   Director
------------------------------
A. I. Bell

KENNETH D. DAVIS                             Director
------------------------------
Kenneth D. Davis

KEITH W. ECKEL                               Director
------------------------------
Keith W. Eckel

WILLARD J. ENGEL                             Director
------------------------------
Willard J. Engel

FRED C. FINNEY                               Director
------------------------------
Fred C. Finney

JOSEPH J. GASPER                   President and Chief Operating
------------------------------         Officer and Director
Joseph J. Gasper

DIMON R. MCFERSON                  Chairman and Chief Executive
------------------------------         Officer and Director
Dimon R. McFerson

DAVID O. MILLER                      Chairman of the Board and
------------------------------               Director
David O. Miller

YVONNE L. MONTGOMERY                         Director
------------------------------
Yvonne L. Montgomery

ROBERT A. OAKLEY                Executive Vice President and Chief
------------------------------           Financial Officer
Robert A. Oakley

RALPH M. PAIGE                               Director
------------------------------
Ralph M. Paige

JAMES F. PATTERSON                           Director
------------------------------
James F. Patterson

ARDEN L. SHISLER                             Director                 By
------------------------------                                        --------------------------------------
Arden L. Shisler                                                               Steven Savini, Esq.
                                                                                Attorney-in-Fact
ROBERT L. STEWART                            Director
------------------------------
Robert L. Stewart

NANCY C. THOMAS                              Director
------------------------------
Nancy C. Thomas
